UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	/ /
Post-Effective Amendment No.	/ /

(Check appropriate box or boxes)

DELAWARE GROUP ADVISER FUNDS
(Exact Name of Registrant as Specified in Charter)

(800) 523-1918
Registrant’s Area Code and Telephone Number

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Name and Address of Agent for Service)

Please send copies of all communications to:

Jonathan M. Kopcsik, Esq.
Taylor Brody, Esq.
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600, Philadelphia, PA 19103-7018
(215) 564-8099
(215) 564-8071

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.
Title of the securities being registered:  Class R6 shares of beneficial interest, no par value, of Delaware Diversified Income Fund.  No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that the filing will become effective on May [7], 2021 pursuant to Rule 488 under the Securities Act of 1933.

--- C O N T E N T S ---
1.	Facing Page
2.	Contents Page
3.	Part A – Prospectus/Proxy Statement
4.	Part B - Statement of Additional Information
5.	Part C - Other Information
6.	Signatures
7.	Exhibits

This Registration Statement on Form N-14 contains one common Prospectus/Proxy Statement and one common Statement of Additional Information that will be filed by two registrants. The Part C contained in this Post-Effective Amendment relates only to Delaware Group Adviser Funds. A separate Registration Statement on Form N-14 which includes the common Prospectus/Proxy Statement, the common Statement of Additional Information and its own Part C, is also being filed for Delaware Group Income Funds.

MACQUARIE CORE PLUS BOND PORTFOLIO
MACQUARIE HIGH YIELD BOND PORTFOLIO
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

IMPORTANT SHAREHOLDER INFORMATION

This Prospectus/Proxy Statement is being provided to you in conjunction with a Special Meeting of Shareholders for Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio (each, an Acquired Fund and together, the Acquired Funds) scheduled for June 29, 2021 at 12:30 pm Eastern Time. The Prospectus/Proxy Statement discusses proposals to reorganize each Acquired Fund with and into other funds (each, an Acquiring Fund and together, the Acquiring Funds), as follows (each, a Reorganization and together, the Reorganizations):

Acquired Funds	Acquiring Funds
Macquarie Core Plus Bond Portfolio, a series of Delaware Pooled® Trust	Delaware Diversified Income Fund, a series of Delaware Group® Adviser Funds
Macquarie High Yield Bond Portfolio, a series of Delaware Pooled Trust	Delaware High-Yield Opportunities Fund, a series of Delaware Group® Income Funds

The Prospectus/Proxy Statement discusses the Reorganizations and provides you with information that you should consider. The investment objectives, strategies, and risks of each Acquired Fund are similar, but also differ in certain respects, from those of the related Acquiring Fund. The enclosed Prospectus/Proxy Statement provides important information regarding such differences, as well as similarities, that shareholders should consider in determining whether an investment in the Acquiring Fund(s) is appropriate for them. The Board of Trustees of Delaware Pooled Trust (the Acquired Trust) approved the Reorganizations and concluded that each Reorganization is in the best interests of each Acquired Fund and its shareholders.

Shareholders may redeem their shares of an Acquired Fund at any time prior to the closing of the relevant Reorganization (or shares of the Acquiring Fund received as part of the Reorganization).

These materials also include a proxy card, which is, in essence, a ballot.  If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us.  If you simply sign and return your proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the Reorganizations of the Acquired Funds, which is in accordance with the recommendation of the Acquired Trust’s Board of Trustees.

We urge you to review carefully the Reorganization proposals in the Prospectus/Proxy Statement.  Then, fill out the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitation or mailings may be avoided. If you have any questions or would like to quickly vote your shares, call Di Costa Partners, our proxy solicitor, toll free at 833-288-9332.

MACQUARIE CORE PLUS BOND PORTFOLIO
MACQUARIE HIGH YIELD BOND PORTFOLIO
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on June 29, 2021
To the Shareholders of Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio will be held via audio teleconference, on June 29, 2021 at 12:30 p.m. Eastern time.  The Meeting is being called for the following purposes:
1. For Macquarie Core Plus Bond Portfolio shareholders only: To approve an Agreement and Plan of Reorganization (the Plan) between Macquarie Core Plus Bond Portfolio and Delaware Diversified Income Fund, that provides for: (i) the acquisition of substantially all of the assets of Macquarie Core Plus Bond Portfolio by Delaware Diversified Income Fund in exchange solely for shares of Delaware Diversified Income Fund; (ii) the distribution of such shares to the shareholders of Macquarie Core Plus Bond Portfolio; and (iii) the complete liquidation and dissolution of Macquarie Core Plus Bond Portfolio.
2. For Macquarie High Yield Bond Portfolio shareholders only: To approve an Agreement and Plan of Reorganization (the Plan) between Macquarie High Yield Bond Portfolio and Delaware High-Yield Opportunities Fund, that provides for: (i) the acquisition of substantially all of the assets of Macquarie High Yield Bond Portfolio by Delaware High-Yield Opportunities Fund in exchange solely for shares of Delaware High-Yield Opportunities Fund; (ii) the distribution of such shares to the shareholders of Macquarie High Yield Bond Portfolio; and (iii) the complete liquidation and dissolution of Macquarie High Yield Bond Portfolio.
3. To transact such other business as may properly come before the Meeting.
A copy of the form of the Plan, which more completely sets forth the terms of the proposed reorganizations of Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio with and into Delaware Diversified Income Fund and Delaware High-Yield Opportunities Fund, respectively, is attached as Exhibit A to the Prospectus/Proxy Statement.
Shareholders of record as of the close of business on March 31, 2021 are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting (Record Date).
Due to the coronavirus (COVID-19) outbreak and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of Macquarie Core Plus Bond Portfolio or Macquarie High Yield Bond Portfolio shares as of the Record Date, please email our proxy solicitor, Di Costa Partners, at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 25, 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please e-mail Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 25, 2021  to register. Please include the Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to Di Costa Partners at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call Di Costa Partners at the phone number provided below.

Whether or not you plan to attend the Meeting via audio teleconference, your vote is needed.

Attendance at the Meeting will be limited to shareholders of the Funds as of the close of business on March 31, 2021. You are entitled to receive notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of an applicable Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, Di Costa Partners, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the proposals or how to vote, you may call Di Costa Partners at (833) 288-9332 and a representative will assist you.
By Order of the Board of Trustees of
Delaware Pooled Trust,

Shawn K. Lytle
President
[May 10], 2021

Important Notice Regarding the Availability of Proxy Materials for the Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus are available at http://www.eproxyaccess.com/del2021

PROSPECTUS/PROXY STATEMENT

TABLE OF CONTENTS

THE REORGANIZATIONS	3
What am I being asked to vote upon?	3
What it the Board’s recommendation regarding the Reorganizations?	3
What will happen if shareholder approve the Plan?	3
What is the anticipated timing of the Reorganizations?	3
What happens if a Reorganization is not approved?	3
How will shareholder voting be handled?	3
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS, AND INVESTMENT RESTRICTIONS	4
How do the investment objective, principal strategies, principal risks, and fundamental investment restrictions of the Acquired Funds compare against those of the Acquiring Funds?	4
What is the historical turnover of each of the Funds?	15
INFORMATION ABOUT THE FUNDS	15
What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?	15
How can I compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund share of the comparable class?	17
What are the general tax consequences of the Reorganizations?	18
Who manages the Funds?	18
How do the performance records of the Funds compare?	20
Where can I find more financial information about the Funds?	24
What are the other key feature of the Funds?	25
REASONS FOR THE REORGANIZATIONS	43
INFORMATION ABOUT THE REORGANIZATIONS AND THE PLAN	44
How will the Reorganizations be carried out?	44
Who will pay the expenses of the Reorganization?	45
What are the tax consequences of each Reorganization?	45
What should I know about shares of the Acquired Fund and Acquiring Fund?	47
What are the capitalizations of the Funds and what might the capitalization be after the Reorganizations?	49
Do the Trustees and Officers own shares of the Funds?	51
Who are the control persons and owner of record or beneficially 5% of more of any class of a Fund’s outstanding equity securities?	53
VOTING INFORMATION	53
How many votes are necessary to approve the Plan?	56
How do I ensure my vote is accurately recorded?	57
May I revoke my proxy?	57
What other matters will be voted upon at the Meeting?	58
Who is entitled to vote?	58
How will proxies be solicited	58
Are there dissenters’ rights?	58
MORE INFORMATION ABOUT THE FUNDS	59
EXHIBITS TO PROSPECTUS/PROXY STATEMENT	61

MACQUARIE CORE PLUS BOND PORTFOLIO
MACQUARIE HIGH YIELD BOND PORTFOLIO
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

PROSPECTUS/PROXY STATEMENT

Dated [May 10], 2021

Acquisition of the Assets of:
MACQUARIE CORE PLUS BOND PORTFOLIO (a series of Delaware Pooled Trust)
By and in exchange for shares of:
DELAWARE DIVERSIFIED INCOME FUND (a series of Delaware Group Adviser Funds)

Acquisition of the Assets of:
MACQUARIE HIGH YIELD BOND PORTFOLIO (a series of Delaware Pooled Trust)
By and in exchange for shares of:
DELAWARE HIGH-YIELD OPPORTUNITIES FUND (a series of Delaware Group Income Funds)

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the Meeting) of Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio (each, an Acquired Fund and together, the Acquired Funds), which are each series of Delaware Pooled Trust (Acquired Trust). At the Meeting, shareholders of each Acquired Fund will be asked to approve an Agreement and Plan of Reorganization (the Plan). The Meeting is being called for the following purposes:
1. For Macquarie Core Plus Bond Portfolio shareholders only: To approve an Agreement and Plan of Reorganization (the Plan) between Macquarie Core Plus Bond Portfolio and Delaware Diversified Income Fund, that provides for: (i) the acquisition of substantially all of the assets of Macquarie Core Plus Bond Portfolio by Delaware Diversified Income Fund in exchange solely for shares of Delaware Diversified Income Fund; (ii) the distribution of such shares to the shareholders of Macquarie Core Plus Bond Portfolio; and (iii) the complete liquidation and dissolution of Macquarie Core Plus Bond Portfolio.
2. For Macquarie High Yield Bond Portfolio shareholders only: To approve an Agreement and Plan of Reorganization (the Plan) between Macquarie High Yield Bond Portfolio and Delaware High-Yield Opportunities Fund, that provides for: (i) the acquisition of substantially all of the assets of Macquarie High Yield Bond Portfolio by Delaware High-Yield Opportunities Fund in exchange solely for shares of Delaware High-Yield Opportunities Fund; (ii) the distribution of such shares to the shareholders of Macquarie High Yield Bond Portfolio; and (iii) the complete liquidation and dissolution of Macquarie High Yield Bond Portfolio.
3. To transact such other business as may properly come before the Meeting.
If an Acquired Fund’s shareholders vote to approve the Plan, substantially all of the assets of the Acquired Fund will be reorganized into Class R6 shares of the corresponding fund indicated above (each an Acquiring Fund and together the Acquiring Funds) (each, a Reorganization and together, the Reorganizations). Delaware Group® Adviser Funds and Delaware Group Income Funds are each referred to individually as the “Acquiring Trust” and together as the “Acquiring Trusts.” The Acquired Funds and Acquiring Funds together are referred to as the “Funds.”

The Meeting will be held via audio teleconference on June 29, 2021 at 12:30 p.m. Eastern time. The Board of Trustees of each Acquired Fund approved the Reorganizations and concluded that each Reorganization is in the best interests of the Acquired Fund and its shareholders. The Board of Trustees the Acquired Funds is soliciting these proxies and has recommended that shareholders vote FOR the Reorganizations.  This Prospectus/Proxy Statement will first be sent to shareholders on or about [May 10], 2021.

If Acquired Fund shareholders vote to approve the Plan: (i) all of the property, assets, and goodwill (Assets) of each Acquired Fund will be acquired by the corresponding Acquiring Fund, and (ii) each Acquiring Trust, on behalf of the corresponding Acquiring Fund, will assume the liabilities of  the Acquired Fund, in exchange for shares of the Acquiring Fund.  According to the Plan, each Acquired Fund will be liquidated and dissolved following the Reorganization. The Boards of Trustees of the Acquired Trust and the Acquiring Trusts (each, a Board and together, the Boards) have approved the Plan and each Reorganization. Pursuant to the Plan, holders of shares of each Acquired Fund will receive the equivalent aggregate net asset value (NAV) of Class R6 shares of the corresponding Acquiring Fund.

Each Fund is a diversified series of its respective trust. Delaware Management Company (DMC or the Manager), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) serves as the primary investment advisor for the Funds.

This Prospectus/Proxy Statement sets forth the information that you should know about the Reorganizations. You should retain this Prospectus/Proxy Statement for future reference.  A Statement of Additional Information dated [May 10], 2021 (the Statement of Additional Information), relating to this Prospectus/Proxy Statement, contains additional information about the Acquiring Funds and the Reorganizations, and has been filed with the U.S. Securities and Exchange Commission (the SEC) and is incorporated herein by reference.

The prospectuses of the Acquiring Funds (the Acquiring Fund Prospectuses) are intended to provide you with information about each Acquiring Fund. The combined prospectus of the Acquired Funds (the Acquired Fund Prospectus) provides additional information about the Acquired Funds and is incorporated herein by reference. Relevant information about the Acquired Fund Prospectus and Acquiring Fund Prospectuses are as follows:

Acquired Fund Prospectus	Acquiring Fund Prospectuses
Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio – dated Feb. 26, 2021 (1933 Act File No. 033-40991)	Delaware Diversified Income Fund – dated Feb. 26, 2021 (1933 Act File No. 033-67490)
Delaware High-Yield Opportunities Fund – dated Nov. 27, 2020, as amended and restated [April 19], 2021 (1933 Act File No. 002-37707)

You can request a free copy of the Acquired Fund Prospectus or Acquiring Fund Prospectuses, or any of the Funds’ Statements of Additional Information (SAIs), Annual Reports, or Semiannual Reports. For requests relating to the Acquiring Funds, call 800 523-1918 or write to the Acquiring Funds c/o Delaware Funds® by Macquarie, P.O. Box 9876, Providence, RI 02940-8076 (regular mail) or c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service). For requests relating to the Acquired Funds, call 800 231-8002 or write to the Acquired Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Additional information about each Acquiring Fund can also be viewed online or downloaded from the EDGAR database without charge on the SEC’s internet site at www.sec.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

THE REORGANIZATIONS
At a meeting held on Feb. 23-25, 2021, the Boards, including a majority of the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940 (the 1940 Act)) (the Independent Trustees), on behalf of each of the Funds, considered the proposal to reorganize each Acquired Fund with and into the corresponding Acquiring Fund, and approved the Plan.

What am I being asked to vote upon?
Acquired Fund shareholders are being asked to vote to approve the Plan between each Acquired Fund and the corresponding Acquiring Fund, which provides that: (i) all of the property, assets, and goodwill (Assets) of each Acquired Fund will be acquired by the corresponding Acquiring Fund, and (ii) each Acquiring Trust, on behalf of the corresponding Acquiring Fund, will assume the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund.  According to the Plan, each Acquired Fund will be liquidated and dissolved following the Reorganization.

What is the Board’s recommendation regarding the Reorganizations?
For the reasons set forth below under “Reasons for the Reorganizations”, the Boards have unanimously determined that each Reorganization is in the best interests of each Acquired Fund and its corresponding Acquiring Fund. The Boards recommend that Acquired Fund shareholders vote FOR the Reorganizations. The Boards have concluded that the interests of the existing shares of each Acquired Fund and the existing shares of each Acquiring Fund will not be diluted as a result of the Reorganizations.

What will happen if shareholders approve the Plan?
If approved by Acquired Fund shareholders, the Reorganizations will result in your Acquired Fund shares being exchanged for Acquiring Fund shares equal in value (but having a different price per share) to your shares of the Acquired Fund(s). In particular, shareholders of each Acquired Fund will receive the equivalent aggregate NAV of Class R6 shares, respectively, of the corresponding Acquiring Fund. This means that you will cease to be an Acquired Fund shareholder and will become an Acquiring Fund shareholder. This exchange will occur on a date agreed upon by the parties to the Plan (hereafter, the Closing Date), which is currently anticipated to occur on or around July 23, 2021. Shareholders of the Acquired Funds will not be assessed any sales charges for the exchange of their shares for Class R6 shares of the Acquiring Funds.

What is the anticipated timing of the Reorganizations?
The Meeting is scheduled to occur on June 29, 2021.  If the necessary shareholder approval is obtained, the Reorganizations will likely be completed on or around July 23, 2021.

What happens if a Reorganization is not approved?
If the Reorganizations are not approved by an Acquired Fund’s shareholders or does not close for any other reason, such shareholders will remain shareholders of the Acquired Fund, and the Acquired Fund will continue to operate. The Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Acquired Fund.

How will shareholder voting be handled?
Shareholders who own shares of an Acquired Fund at the close of business on March 31, 2021 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold.  Approval of a Reorganization requires the affirmative vote of the lesser of:  (i) a majority of the outstanding shares of an Acquired Fund; or (ii) 67% or more of the outstanding shares of the Acquired Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy (1940 Act Majority Vote).  Di Costa Partners has been retained by the Acquired Funds to solicit, collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may cast your vote by completing, signing and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on-line instructions if your account is eligible.  If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting.  You may also attend the Meeting and cast your vote in person at the Meeting via audio teleconference.

              Due to the coronavirus (COVID-19) outbreak and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of the Fund shares as of March 31, 2021, please send an e-mail to the Fund’s proxy solicitor, Di Costa Partners, at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 25, 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of March 31, 2021, and you want to participate in the Meeting, please e-mail Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 25, 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of March 31, 2021 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an email from your intermediary containing the legal proxy or e-mail an image of the legal proxy to Di Costa Partners at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then email you the conference call dial-in information and instructions for voting during the Meeting. The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call Di Costa Partners at (833) 288-9332.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.  For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS, AND INVESTMENT RESTRICTIONS
How do the investment objectives, principal strategies, principal risks, and fundamental investment restrictions of the Acquired Funds compare against those of the Acquiring Funds?
This section will help you compare the investment objectives, principal strategies, principal risks, and fundamental investment restrictions of the Acquired Funds and the Acquiring Funds. More complete information may be found in the Funds’ Prospectuses and SAIs.  For a complete description of an Acquiring Fund’s investment objectives, strategies, and risks, you should read the Acquiring Fund Prospectus.

REORGANIZATION OF MACQUARIE CORE PLUS BOND PORTFOLIO INTO DELAWARE DIVERSIFIED INCOME FUND
Investment Objectives.  The Acquired Fund and Acquiring Fund have identical principal investment objectives, as described in each of their Prospectuses, and included below.

Macquarie Core Plus Bond Portfolio (Acquired Fund)	Delaware Diversified Income Fund (Acquiring Fund)
What is the Fund’s investment objective? Macquarie Core Plus Bond Portfolio seeks maximum long-term total return, consistent with reasonable risk.	What is the Fund’s investment objective? Delaware Diversified Income Fund seeks maximum long-term total return, consistent with reasonable risk.

4

Principal Investment Strategies. The Acquired Fund and Acquiring Fund have similar, but not identical, principal investment strategies, as described in each of their Prospectuses, and included below.
Macquarie Core Plus Bond Portfolio (Acquired Fund)	Delaware Diversified Income Fund (Acquiring Fund)
What are the Fund’s principal investment strategies?

The Portfolio allocates its investments principally among the following three sectors of the fixed income securities markets: the US investment grade sector, the US high yield sector, and the international sector. Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Manager will determine how much of the Portfolio to allocate to each of the three sectors, based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. The Manager will periodically reallocate the Portfolio’s assets, as deemed necessary. The relative proportion of the Portfolio’s assets to be allocated among sectors is described below.

• US investment grade sector Under normal circumstances, between 50% and 100% of the Portfolio’s total assets will be invested in the US investment grade sector. In managing the Portfolio’s assets allocated to the US investment grade sector, the Manager will invest principally in debt obligations issued or guaranteed by the US government, its agencies, or instrumentalities, and by US corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures, and commercial paper of US companies. The US government securities in which the Portfolio may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities that have been established or sponsored by the US government.

The US investment grade sector of the Portfolio’s assets may also be invested in mortgage-backed securities (MBS) issued or guaranteed by the US government, its agencies, or instrumentalities or by government-sponsored corporations. Other MBS in which the Portfolio may invest are issued by certain private, nongovernment entities. Subject to the quality limitations, the Portfolio may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle, and other loans, wholesale dealer floor plans, and leases.

What are the Fund’s principal investment strategies?

The Fund allocates its investments principally among the following four sectors of the fixed income securities markets: the US investment grade sector, the US high yield sector, the international developed markets sector, and the emerging markets sector. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities (80% policy). The Fund’s investment manager, Delaware Management Company (Manager), will determine how much of the Fund’s assets to allocate to each of the four sectors, based on its evaluation of economic and market conditions, and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the four sectors. The Manager will periodically reallocate the Fund’s assets as deemed necessary. In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

Under normal circumstances, between 5% and 35% of the Fund’s net assets will be allocated to the US high yield sector. The Fund’s investments in emerging markets will, in the aggregate, be limited to no more than 20% of the Fund’s net assets. The Fund will limit its investments in foreign securities to between 5% and 40% of its net assets and will seek to hedge its foreign currency exposure, which will be limited to 20% of the Fund’s net assets, by entering into forward foreign currency contracts.

The Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Fund may invest in mortgage-backed securities and other asset-backed securities. The Fund may also use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge

Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that the Manager determines are of comparable quality.

• US high yield sector Under normal circumstances, up to 30% of the Portfolio’s total assets will be allocated to the high yield sector. The Manager will invest the Portfolio’s assets that are allocated to the high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in corporate debt obligations, including, notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero-coupon bonds, and PIK securities.

The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated lower than BBB by S&P, Baa3 by Moody’s, or similarly rated by another NRSRO.

• International sector The Portfolio may invest up to 30% of its total assets in the international sector. The international sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank.

The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for the Portfolio to the extent that it allocates a significant portion of its assets to foreign securities.

The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries.

against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The Portfolio’s total non-US dollar currency exposure will be limited, in aggregate, to no more than 10% of net assets, and the Portfolio’s investments in emerging markets securities will be limited to no more than 15% of the Portfolio’s net assets.

The Portfolio may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Portfolio may also use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Portfolio will use derivatives for both hedging and nonhedging purposes. For example, the Portfolio may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Portfolio will not use derivatives for reasons inconsistent with its investment objective.

The Portfolio may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Portfolio’s limit on investments in illiquid investments.

Each Fund is classified as “diversified” under applicable federal law and neither Fund will concentrate its investments in any one industry.

The investment strategies of the Funds are similar in some ways, but also differ in certain respects.

Under normal circumstances, each Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities. This is a nonfundamental investment policy for both Funds that may be changed without prior shareholder approval.

Both Funds allocate their investments principally among sectors of the fixed income securities markets. Macquarie Core Plus Bond Portfolio allocates its investments principally among the following three sectors of the fixed income securities markets: the US investment grade sector, the US high yield sector, and the international sector. Delaware Diversified Income Fund allocates its investments principally among the following four sectors of the fixed income securities markets: the US investment grade sector, the US high yield sector, the international developed markets sector, and the emerging markets sector. The Manager determines how much of each Fund to allocate to each sector, based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the sectors.

Each Fund may invest in emerging markets. Macquarie Core Plus Bond Portfolio limits its investments in emerging markets securities to no more than 15% of its net assets, while Delaware Diversified Income Fund limits its investments in emerging markets to no more than 20% of its net assets.

Delaware Diversified Income limits its investments in foreign securities to between 5% and 40% of its net assets. Meanwhile, Macquarie Core Plus Bond Portfolio may invest up to 30% of its total assets in the international sector. Both Funds may hold foreign currencies.

Both Funds may invest in mortgage-backed securities and other asset-backed securities.

Under normal circumstances, between 5% and 35% of Delaware Diversified Income Fund’s net assets will be allocated to the US high yield sector, and up to 30% of Macquarie Core Plus Bond Portfolio ’s total assets may be allocated to the high yield sector.

Derivatives

Both Funds may use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, and swaps. Both Funds use derivatives for both hedging and nonhedging purposes. The Funds do not use derivatives for reasons inconsistent with their investment objectives.

Each Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment.

Principal Investment Risks. Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.  An investment in the Fund may not be appropriate for all investors. Each Fund’s principal risks, as listed in their Prospectuses, are included below.

The principal investment risks for the Acquired Fund and Acquiring Fund are nearly identical. However, even though the Acquired Fund and Acquiring Fund share many of the same types of risks, the degree of such risks may vary.  Each Fund’s relative risk/return profile cannot be determined by the following risk chart alone.

Acquired Fund	Acquiring Fund
Fixed income related risks:	Fixed income related risks:
Credit risk	Credit risk
Interest rate risk	Interest rate risk
Prepayment risk	Prepayment risk
High yield risk	High yield (junk bond) risk

Other risks:	Other risks:
Market risk	Market risk
Bank loans and other direct indebtedness risk	Loans and other indebtedness risk
Foreign and emerging markets risk	Foreign risk
Foreign government/supranational securities risk	Government and regulatory risk
Derivatives risk	Derivatives risk
Leveraging risk	Leveraging risk
Liquidity risk	Liquidity risk
Valuation risk
7

IBOR risk	IBOR risk
Active management and selection risk	Active management and selection risk

Fixed Income Related Risks

Credit risk. (Acquired Fund and Acquiring Fund) The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Interest rate risk. (Acquired Fund and Acquiring Fund) The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Prepayment risk. (Acquiring Fund) The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. A fund may then have to reinvest that money at a lower interest rate.

Prepayment risk. (Acquired Fund) The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yield risk/ High yield (junk bond) risk.  (Acquired Fund and Acquiring Fund) The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher rated securities. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

Other Risks

Market risk. (Acquired Fund and Acquiring Fund) The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bank loans and other direct indebtedness risk. (Acquired Fund) The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Loans and other direct indebtedness risk. (Acquiring Fund) The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

    Foreign and emerging markets risk. (Acquired Fund) The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Foreign risk. (Acquiring Fund) The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Foreign government/supranational securities risk. (Acquired Fund) The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Government and regulatory risk. (Acquiring Fund) The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Derivatives risk. (Acquired Fund and Acquiring Fund) Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Leveraging risk. (Acquired Fund and Acquiring Fund) The risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Liquidity risk. (Acquired Fund and Acquiring Fund) The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Valuation risk. (Acquiring Fund) The risk that a less liquid secondary market may make it more difficult for a fund to obtain precise valuations of certain securities in its portfolio.

IBOR risk. (Acquired Fund and Acquiring Fund) The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk. (Acquired Fund and Acquiring Fund) The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Fundamental Investment Restrictions. The Acquired Fund and Acquiring Fund have adopted identical fundamental investment restrictions.  Each Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of a Fund’s outstanding shares, which is a vote by the holders of the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or [in] tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from investing in issuers [which/that] invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with the Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

REORGANIZATION OF MACQUARIE HIGH YIELD BOND PORTFOLIO INTO DELAWARE HIGH-YIELD OPPORTUNITIES FUND

Investment Objectives.  The Acquired Fund and Acquiring Fund have similar, but not identical, principal investment objectives, as described in each of their Prospectuses, and included below.

Macquarie High Yield Bond Portfolio (Acquired Fund)	Delaware High-Yield Opportunities Fund (Acquiring Fund)
What is the Fund’s investment objective? Macquarie High Yield Bond Portfolio seeks high total return.	What is the Fund’s investment objective? Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income.

Principal Investment Strategies. The Acquired Fund and Acquiring Fund have similar, but not identical, principal investment strategies, as described in each of their Prospectuses, and included below.

Macquarie High Yield Bond Portfolio (Acquired Fund)	Delaware High-Yield Opportunities Fund (Acquiring Fund)
What are the Fund’s principal investment strategies?	What are the Fund’s principal investment strategies?

The Portfolio will primarily invest its assets at the time of purchase in: (1) below investment grade corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO; (2) securities issued or guaranteed by the US government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody’s or that may be unrated but considered to be of comparable quality. Of these categories of securities, the Manager anticipates investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and that may be speculative. The Portfolio may invest up to 40% of its net assets in foreign securities; however, the Portfolio’s total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 25% of the Portfolio’s net assets, and investments in emerging market securities will be limited to 20% of the Portfolio’s net assets. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in the Manager’s opinion, such holdings are prudent given then prevailing market conditions. Except when the Manager believes a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in high yield, fixed income securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

High yield, fixed income securities, or high yield bonds, are generally considered to be those rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another NRSRO. The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.

With respect to US government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the US government, and those of its agencies or instrumentalities that are backed by the full faith and credit of the US.

The Manager does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the Manager may take advantage of short-term opportunities that are consistent with the Portfolio’s investment objective.

The Portfolio may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities rated at the time of purchase lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), Baa3 by Moody’s Investors Services, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO) (80% policy). These are commonly known as high yield bonds or “junk bonds” and involve greater risks than investment grade bonds. The Fund may also invest in unrated bonds that the Manager determines to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Fund may also invest in US and foreign government securities and corporate bonds of foreign issuers. The Fund may invest up to 40% of its net assets in foreign securities; however, the Fund’s total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 25% of the Fund’s net assets, and investments in emerging market securities will be limited to 20% of the Fund’s net assets. In selecting bonds for the portfolio, the Manager evaluates the income provided by the bond and the bond’s appreciation potential as well as the issuer’s ability to make income and principal payments.

In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor's specialized market knowledge.

The 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

exceed the Portfolio’s limit on investments in illiquid investments.

In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The
Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge

Each Fund is classified as “diversified” under applicable federal law and neither Fund will concentrate its investments in any one industry.

The investment strategies of the Funds are similar in some ways, but also differ in certain respects.

Under normal circumstances, Macquarie High Yield Bond Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield, fixed income securities. Under normal circumstances, Delaware High-Yield Opportunities Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities rated at the time of purchase lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), Baa3 by Moody’s Investors Services, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO) (these are commonly known as high yield bonds or “junk bonds”). Delaware High-Yield Opportunities Fund may also invest in unrated bonds that the Manager considers to have comparable credit characteristics. These are nonfundamental investment policies of the Funds that may be changed without shareholder approval.

Both Funds may invest without limit in high yield corporate bonds. Macquarie High Yield Bond Portfolio primarily invests its assets at the time of purchase in: (1) below investment grade corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO; (2) securities issued or guaranteed by the US government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody’s or that may be unrated but considered to be of comparable quality.

Both Fund may invest up to 40% of their net assets in foreign securities; however, each Fund’s total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 25% of each Fund’s net assets, and investments in emerging market securities will be limited to 20% of each Fund’s net assets.

Both Funds may invest in income-producing securities, including common stocks, preferred stocks, and warrants to acquire common stocks.

With respect to US government securities, Macquarie Core Plus Bond Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the US government, and those of its agencies or instrumentalities that are backed by the full faith and credit of the US. In contrast, Delaware High-Yield Opportunities Fund may invest without limit in US government securities; however, these securities typically represent a small percentage of its portfolio because they generally do not offer as high a level of current income as high yield corporate bonds.

Both Funds may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.”

Derivatives

Both Funds may use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in a Fund without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

Principal Investment Risks. Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.  An investment in the Fund may not be appropriate for all investors. Each Fund’s principal risks, as listed in their Prospectuses, are included below.

The principal investment risks for the Acquired Fund and Acquiring Fund are nearly identical. However, even though the Acquired Fund and Acquiring Fund share many of the same types of risks, the degree of such risks may vary.  Each Fund’s relative risk/return profile cannot be determined by the following risk chart alone.

Acquired Fund	Acquiring Fund
Fixed income related risks:	Fixed income related risks:
High yield risk	High yield (junk bond) risk
Credit risk	Credit risk
Interest rate risk	Interest rate risk

Other risks:	Other risks:
Market risk	Market risk
Bank loans and other direct indebtedness risk	Loans and other indebtedness risk
Foreign and emerging markets risk	Foreign risk
Foreign government/supranational securities risk	Government and regulatory risk
IBOR risk	IBOR risk
Rule 144A securities risk
Liquidity risk	Liquidity risk
Valuation risk
Redemption risk
Industry and sector risk
Active management and selection risk	Active management and selection risk

Fixed Income Related Risks

High yield risk / High yield (junk bond) risk. (Acquired Fund and Acquiring Fund) The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Credit risk. (Acquired Fund and Acquiring Fund) The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Interest rate risk. (Acquired Fund and Acquiring Fund) The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Other Risks

Market risk. (Acquired Fund and Acquiring Fund) The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bank loans and other direct indebtedness risk. (Acquired Fund) The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Loans and other direct indebtedness risk. (Acquiring Fund) The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Foreign and emerging markets risk. (Acquired Fund) The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Foreign government/supranational securities risk. (Acquired Fund) The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Foreign risk. (Acquiring Fund) The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Government and regulatory risk. (Acquiring Fund) The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

IBOR risk. (Acquired Fund and Acquiring Fund) The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Rule 144A securities risk. (Acquired Fund) The Acquired Fund may invest in Rule 144A Securities, which are securities that are normally purchased pursuant to Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”) and are subject to legal restrictions on resale. Because there may be relatively few potential purchasers for Rule 144A Securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the market for Rule 144A Securities is typically less active than the market for publicly-traded securities. Rule 144A Securities carry the risk that their liquidity may become impaired and a portfolio may be unable to dispose of the securities promptly or at reasonable prices. At times, it may also be more difficult to determine the fair value of Rule 144A Securities for purposes of computing a portfolio’s NAV due to the absence of an active trading market. There can be no assurance that a Rule 144A Security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a portfolio.

Liquidity risk. (Acquired Fund and Acquiring Fund) The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Valuation risk. (Acquiring Fund) The risk that a less liquid secondary market may make it more difficult for a fund to obtain precise valuations of certain securities in its portfolio.

Redemption risk. (Acquiring Fund) If investors redeem more shares of a fund than are purchased for an extended period of time, a fund may be required to sell securities without regard to the investment merits of such actions. This could decrease a fund’s asset base, potentially resulting in a higher expense ratio.

Industry and sector risk. (Acquired Fund) The risk that the value of securities in a particular industry or sector (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

Active management and selection risk. (Acquired Fund and Acquiring Fund) The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Fundamental Investment Restrictions. The Acquired Fund and Acquiring Fund have adopted materially identical fundamental investment restrictions.  Each Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of a Fund’s outstanding shares, which is a vote by the holders of the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered [to be] an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from investing in issuers [which/that] invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with the Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

What is the historical turnover of each of the Funds?
The following tables show each Fund’s portfolio turnover rates for the past three fiscal years:

Acquired Fund	Fiscal Year Ended 10/31/20	Fiscal Year Ended 10/31/19	Fiscal Year Ended 10/31/18
Macquarie Core Plus Bond Portfolio, a series of Delaware Pooled Trust	108%	177%	171%
Macquarie High Yield Bond Portfolio, a series of Delaware Pooled Trust	127%	82%	112%

Acquiring Fund	Fiscal Year Ended 10/31/20	Fiscal Year Ended 10/31/19	Fiscal Year Ended 10/31/18
Delaware Diversified Income Fund, a series of Delaware Group Adviser Funds	112%	167%	122%
	Fiscal Year Ended 7/31/20	Fiscal Year Ended 7/31/19	Fiscal Year Ended 7/31/18
Delaware High-Yield Opportunities Fund, a series of Delaware Group Income Funds	108%	76%	96%

The alignment of portfolio securities in each Acquiring Fund following the Reorganizations may increase portfolio turnover for the Acquiring Funds, which may generate additional costs associated with portfolio turnover.  While each Reorganization will be structured as a tax-free reorganization, the repositioning of a combined portfolio may result in capital gains due to the realignment of the combined portfolio in keeping with each Acquiring Fund’s investment strategy and policies.

INFORMATION ABOUT THE FUNDS
What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds, followed by those anticipated to be charged by the Acquiring Fund shares after the Reorganization.  The operating expenses shown for the Funds are based on expenses incurred as of the dates listed below:

REORGANIZATION OF MACQUARIE CORE PLUS BOND PORTFOLIO INTO DELAWARE DIVERSIFIED INCOME FUND
Shareholder Fees (fees paid directly from your investment)			Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Recoupments	Total Annual Operating Expenses After Fee Waivers, Expense Reimbursements and/or Recoupments

Macquarie Core Plus Bond Portfolio as of March 1, 2021
Portfolio Class	None	None	0.43%	None	0.19%	None	0.62%	(0.17%)[1]	None	0.45%

Delaware Diversified Income Fund as of March 1, 2021
Class R6	None	None	0.46%	None	0.07%[2]	0.00%	0.53%	(0.17%)[3]	None	0.36%

Pro Forma Delaware Diversified Income Fund as of March 1, 2021
Class R6	None	None	0.46%	None	0.07%	None	0.53%	(0.17%)[3]	None	0.36%

[1]
The Portfolio’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.45% of the Portfolio’s average daily net assets from Feb. 26, 2021 through March 1, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio

[2]	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the Prospectus entitled “Choosing a share class.”
[3]
The Fund's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.45% of the Fund's average daily net assets for all share classes other than Class R6, and 0.36% of the Fund's Class R6 shares' average daily net assets, from Feb. 26, 2021 through March 1, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

REORGANIZATION OF MACQUARIE HIGH YIELD BOND PORTFOLIO INTO DELAWARE HIGH-YIELD OPPORTUNITIES FUND

Shareholder Fees (fees paid directly from your investment)			Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Recoupments	Total Annual Operating Expenses After Fee Waivers, Expense Reimbursements and/or Recoupments

Macquarie High Yield Bond Portfolio as of Feb. 26, 2021
Portfolio Class	None	None	0.45%	None	0.19%	None	0.64%	(0.05%)[1]	None	0.59%

Delaware High-Yield Opportunities Fund as of Nov. 27, 2021
Class R6	None	None	0.65%	None	0.15%[2]	None	0.80%	(0.22%)[3]	None	0.58%

Pro Forma Delaware High-Yield Opportunities Fund as of Nov. 27, 2021
Class R6	None	None	0.64%	None	0.16%[2]	None	0.80%	(0.22%)[3]	None	0.58%
[1]
The Portfolio’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.59% of the Portfolio’s average daily net assets from Feb. 26, 2021 through March 1, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

[2]	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the Prospectus entitled “Choosing a share class.”
[3]
The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.69% of the Fund’s average daily net assets for all classes other than Class R6 from Nov. 27, 2020 through Nov. 27, 2021, and 0.58% of the Fund’s Class R6 shares’ average daily net assets, from [April 19, 2021] through Nov. 30, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund. Additionally, the Fund’s Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to June 1, 1992, and 0.25% on all shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Fund’s Board of Trustees (Board).

The Manager has contractually agreed to waive investment advisory fees for reorganizing Acquired Fund shareholders for a period from the [April 19, 2021] through Nov. 30, 2022. Factoring in the fee waivers, shareholders will not experience an increase in the advisory fees they pay through Nov. 30, 2022.

How can I compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund shares of the comparable class?
The examples below are intended to help you compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund shares of the comparable class, both before and after the Reorganization.  The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  In addition, the examples assume that your investment has a 5% return each year and reflect the Manager’s applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10.  Any investment advisory fee waiver for the Acquiring Funds after the Reorganizations is only reflected in the examples through the waiver period. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

REORGANIZATION OF MACQUARIE CORE PLUS BOND PORTFOLIO INTO DELAWARE DIVERSIFIED INCOME FUND
	1 Year	3 Years	5 Years	10 Years
Acquired Fund	46	181	329	758
Acquiring Fund – Class R6	37	153	279	649
Pro forma Acquiring Fund – Class R6 (after the Reorganization)	37	153	279	649

REORGANIZATION OF MACQUARIE HIGH YIELD BOND PORTFOLIO INTO DELAWARE HIGH-YIELD OPPORTUNITIES FUND
	1 Year	3 Years	5 Years	10 Years
Acquired Fund	60	200	352	794
Acquiring Fund – Class R6	59	233	423	969

Pro forma Acquiring Fund – Class R6 (after the Reorganization)	59	233	423	969
What are the general tax consequences of the Reorganizations?
The Reorganizations are each intended to qualify as a tax-free reorganization for federal income tax purposes and the delivery of a legal opinion to that effect is a condition of closing of the Reorganization (although there can be no assurance that the Internal Revenue Service (IRS) will adopt a similar position). This means that, subject to the limited exceptions described below under the heading “What are the tax consequences of each Reorganization,” Acquiring Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of all of their Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganizations. Prior to the closing of the Reorganizations, each Acquired Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the Reorganizations in light of your individual circumstances.  You should also consult your tax advisor about the state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganizations only. For more information, please see the section “What are the tax consequences of each Reorganization” below.

Who manages the Funds?
The Funds’ investment manager is DMC, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of Dec. 31, 2020, $186.4 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services.

For each Fund, the Manager’s fee is based on a percentage of average net assets as described further in the Fund’s SAI.  For its services to each Acquiring Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of average daily net assets during the last fiscal year, as follows:

Fund	Aggregate Fee
Macquarie Core Plus Bond Portfolio, a series of Delaware Pooled Trust	0.26%
Delaware Diversified Income Fund, a series of Delaware Group® Adviser Funds	0.29%
Macquarie High Yield Bond Portfolio, a series of Delaware Pooled Trust	0.40%
Delaware High-Yield Opportunities Fund, a series of Delaware Group Income Funds	0.43%

A discussion of the basis for the Board’s approval of the Acquired Funds’ investment advisory contract is available in each Fund’s annual report to shareholders for the fiscal year ended Oct. 31, 2020. A discussion of the basis for the Board’s approval of the Delaware Diversified Income Fund’s investment advisory contract is available in the Fund’s annual report to shareholders for the period ended Oct. 31, 2020. A discussion of the basis for the Board’s approval of the Delaware High-Yield Opportunities Fund’s investment advisory contract is available in the Fund’s semiannual report to shareholders for the period ended Jan. 31, 2021.

Portfolio Managers of the Funds

REORGANIZATION OF MACQUARIE CORE PLUS BOND PORTFOLIO INTO DELAWARE DIVERSIFIED INCOME FUND

The Acquired Fund and Acquiring Fund share the same portfolio managers, J. David Hillmeyer and Daniela Mardarovici, whose biographies are included below. Mr. Hillmeyer and Ms. Mardarovici have managed the Acquired Fund since February 2014 and March 2019, respectively. Mr. Hillmeyer and Ms. Mardarovici have managed the Acquiring Fund since February 2011 and March 2019, respectively.

J. David Hillmeyer and Daniela Mardarovici are primarily responsible for the day-to-day management of the Acquired Fund. J. David Hillmeyer and Daniela Mardarovici are the lead portfolio managers primarily responsible for the overall day-to-day management of the Acquiring Fund.

J. David Hillmeyer, CFA Senior Managing Director, Co-Head of US Multisector Fixed Income.   J. David Hillmeyer co-leads the firm’s US Multisector Fixed Income team for Macquarie Investment Management Fixed Income (MFI) with responsibility for investment strategy and business development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibility for our global credit strategies. Hillmeyer is also a member of MFI’s Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team’s strategic vision. Prior to joining Macquarie Investment Management (MIM) in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Daniela Mardarovici, CFA Managing Director, Co-Head of US Multisector Fixed Income. Daniela Mardarovici co-leads the firm’s US Multisector Fixed Income efforts for Macquarie Investment Management Fixed Income (MFI) with responsibility for investment and business strategy for the full suite of US multisector solutions. Mardarovici is also a member of MFI’s Global Leadership Group which is responsible for the overall management of MFI including setting and executing the team’s strategic vision. Prior to joining Macquarie Investment Management (MIM) in March 2019, she spent more than 13 years at BMO Global Asset Management as a senior investment leader. Since 2014, she was a member of the management committee of Taplin, Canida & Habacht (TCH), BMO’s US fixed income group, and helped lead business strategy and development efforts. In addition, Mardarovici was responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she managed taxable fixed income strategies and led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute.

REORGANIZATION OF MACQUARIE HIGH YIELD BOND PORTFOLIO INTO DELAWARE HIGH-YIELD OPPORTUNITIES FUND

The Acquired Fund and Acquiring Fund share the same portfolio managers, John P. McCarthy and Adam H. Brown, whose biographies are included below. Mr. McCarthy and Mr. Brown have managed the Acquired Fund since December 2012 and November 2014, respectively. Mr. McCarthy and Mr. Brown have managed the Acquiring Fund since December 2012 and November 2014, respectively.

John P. McCarthy and Adam H. Brown are primarily responsible for the day-to-day management of the Acquired Fund. John P. McCarthy and Adam H. Brown are the lead portfolio managers primarily responsible for the overall day-to-day management of the Acquiring Fund.

John P. McCarthy, CFA Managing Director, Senior Portfolio Manager.  John P. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Adam H. Brown, CFA Managing Director, Senior Portfolio Manager.  Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Each Acquiring Fund’s portfolio managers will continue to manage the Fund after the Reorganizations.

The SAIs for the Funds provide additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.  For information on how to obtain a copy of the SAIs for the Funds, please see the section entitled, “More Information about the Funds.”

Manager of Managers Structure

The Funds and the Manager have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Manager, with the approval of the Funds’ Boards, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure).  Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Boards, for overseeing the Funds’ sub-advisors and recommending to the Boards their hiring, termination, or replacement.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements.  The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval.  Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

How do the performance records of the Funds compare?
REORGANIZATION OF MACQUARIE CORE PLUS BOND PORTFOLIO INTO DELAWARE DIVERSIFIED INCOME FUND
The bar charts and tables below provide some indication of the risks of investing in the Funds by showing changes in each Fund’s performance from year to year and by showing how the each Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance.  Each Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Acquired Fund’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at macquarieim.com/mip and the Acquiring Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Acquired Fund
Acquired Fund
Year-by-year total return (Macquarie Core Plus Bond Portfolio)

During the periods illustrated in this bar chart, the Acquired Fund’s highest quarterly return was 6.97% for the quarter ended June 30, 2020, and its lowest quarterly return was -2.84% for the quarter ended June 30, 2013.

Average annual total returns for periods ended December 31, 2020
	1 year	5 years	10 years or lifetime
Return before taxes	11.25%	5.55%	4.63%
Return after taxes on distributions	8.41%	3.68%	3.17%
Return after taxes on distributions and sale of Portfolio shares	6.82%	3.46%	2.97%
Bloomberg Barclays US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%
Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.
Acquiring Fund
Acquiring Fund
Year-by-year total return (Class A)

During the periods illustrated in this bar chart, the Acquiring Fund’s Class A’s highest quarterly return was 6.77% for the quarter ended June 30, 2020, and its lowest quarterly return was -3.63% for the quarter ended June 30, 2013. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.
Average annual total returns for periods ended December 31, 2020
	1 year	5 years	10 years or lifetime
Class A return before taxes	5.52%	4.51%	3.80%
Class A return after taxes on distributions	4.28%	3.16%	2.33%
Class A return after taxes on distributions and sale of Fund shares	3.23%	2.84%	2.28%
Class C return before taxes	8.72%	4.68%	3.50%
Class R return before taxes	10.40%	5.23%	4.02%
Class R6 return before taxes (lifetime 5/2/16–12/31/20)	11.04%	n/a	5.51%
Institutional Class return before taxes	10.94%	5.75%	4.54%
Bloomberg Barclays US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

REORGANIZATION OF MACQUARIE HIGH YIELD BOND PORTFOLIO INTO DELAWARE HIGH-YIELD OPPORTUNITIES FUND

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing changes in each Fund’s performance from year to year and by showing how the each Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance.  Each Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Acquired Fund’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at macquarieim.com/mip and the Acquiring Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.
Acquired Fund

Acquired Fund
Year-by-year total return (Macquarie High Yield Bond Portfolio)

During the periods illustrated in this bar chart, Macquarie High Yield Bond Portfolio’s highest quarterly return was 9.43% for the quarter ended June 30, 2020, and its lowest quarterly return was -11.49% for the quarter ended
March 31, 2020.
Average annual total returns for periods ended December 31, 2020
	1 year	5 years	10 years or lifetime
Return before taxes	7.51%	7.63%	6.25%
Return after taxes on distributions	3.50%	4.56%	3.48%
Return after taxes on distributions and sale of Portfolio shares	4.43%	4.51%	3.61%
ICE BofA US High Yield Constrained Index* (reflects no deduction for fees, expenses, or taxes)	6.07%	8.42%	6.61%
* Formerly known as the ICE BofAML US High Yield Constrained Index.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Acquiring Fund
Acquiring Fund
Year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 9.93% for the quarter ended June 30, 2020, and its lowest quarterly return was -12.18% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.
Average annual total returns for periods ended December 31, 2020
	1 year	5 years	10 years or lifetime
Class A return before taxes	2.15%	6.40%	5.11%
Class A return after taxes on distributions	0.02%	4.03%	2.56%
Class A return after taxes on distributions and sale of Fund shares	1.17%	3.82%	2.77%
Class C return before taxes	5.45%	6.65%	4.86%
Class R return before taxes	6.98%	7.18%	5.39%
Class R6 return before taxes*	n/a	n/a	n/a
Institutional Class return before taxes	7.25%	7.72%	5.88%
ICE BofA US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	6.07%	8.42%	6.61%
* Class R6 shares commenced operations after 12/31/20.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Where can I find more financial information about the Funds?
Each Fund’s Annual Report contains a discussion of their performance during their most recent fiscal year and shows per share information for each of the previous five fiscal years. These documents, and the Funds’ most recent Semiannual Reports are available upon request.  (See “More Information about the Funds”).

What are other key features of the Funds?
REORGANIZATION OF MACQUARIE CORE PLUS BOND PORTFOLIO INTO DELAWARE DIVERSIFIED INCOME FUND
Investment Advisory Fees.  DMC is the investment advisor of each Fund.  DMC has entered into identical investment advisory agreements relating to each Fund.  The investment advisory fees as a percentage of each Fund’s average daily net assets are set forth below:

Acquired Fund Investment Advisory Fee	Acquiring Fund Investment Advisory Fee
0.43%	0.55% on the first $500 million 0.50% on the next $500 million 0.45% on the next $1.5 billion 0.425% of the average daily net assets in excess of $2.5 billion

The size of the Acquiring Fund’s assets has caused the Acquiring Fund to have reached an advisory fee breakpoint. As a result, it is anticipated that if asset levels of the Funds remain relatively stable, upon the Reorganization, Acquired Fund shareholders will experience a reduction in investment advisory fees (without waivers) upon the Reorganization. With waivers, it is anticipated that the Acquiring Fund’s total annual fund operating expenses will remain unchanged and Acquired Fund shareholders will experience a decrease in total annual fund operating expenses upon the Reorganization. As of Dec. 31, 2020, the Acquired Fund had approximately $154.1 million in assets and the Acquiring Fund had approximately $3.7 billion in assets.

Distribution Services.  Delaware Distributors, L.P. (the Distributor), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated May 15, 2003, as amended and restated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for Delaware Diversified Income Fund Class A, Class C, and Class R shares under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See each Fund’s Prospectus for information on how to invest.  Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor, or the Trust. The Distributor also serves as the national distributor for the other Delaware Funds. The Boards annually review fees paid to the Distributor.

Rule 12b-1 Plans.  Macquarie Core Plus Bond Portfolio does not assess a 12b-1 fee. Delaware Diversified Income Fund does not assess 12b-1 fees for Class R6 shares. Delaware Diversified Income Fund has adopted a distribution plan under Rule 12b-1 (the Rule 12b-1 Plan) of the 1940 Act for the Fund’s Class A, Class C and Class R shares. Please refer to the “Purchasing Shares” section in the Fund’s SAI for additional information.

REORGANIZATION OF MACQUARIE HIGH YIELD BOND PORTFOLIO INTO DELAWARE HIGH-YIELD OPPORTUNITIES FUND

Investment Advisory Fees.  DMC is the investment advisor of each Fund.  DMC has entered into identical investment advisory agreements relating to each Fund.  The investment advisory fees as a percentage of each Fund’s average daily net assets are set forth below:

Acquired Fund Investment Advisory Fee	Acquiring Fund Investment Advisory Fee
0.45%	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on the next $1.5 billion 0.50% on assets in excess of $2.5 billion

It is anticipated that if asset levels of the Funds remain relatively stable, upon the Reorganization, the Acquiring Fund will remain at the same investment advisory fee breakpoint and Acquired Fund shareholders will experience an increase in investment advisory fees (without waivers) upon the Reorganization. With waivers, it is anticipated that the Acquiring Fund’s total annual fund operating expenses will remain unchanged and Acquired Fund shareholders will experience a slight decrease in total annual fund operating expenses upon the Reorganization. As of Dec. 31, 2020, the Acquired Fund had approximately $58.2 million in assets and the Acquiring Fund had approximately $172.8 million in assets.

Distribution Services.  Delaware Distributors, L.P. (the Distributor), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated May 15, 2003, as amended and restated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for Delaware High-Yield Fund Class A, Class C, and Class R shares under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See each Fund’s Prospectus for information on how to invest.  Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor, or the Trust. The Distributor also serves as the national distributor for the other Delaware Funds. The Boards annually review fees paid to the Distributor.

Rule 12b-1 Plans.  Macquarie High Yield Bond Portfolio does not assess a 12b-1 fee. Delaware High-Yield Opportunities Fund does not assess a 12b-1 fees for the Class R6 shares. Delaware High-Yield Fund has adopted a distribution plan under Rule 12b-1 (the Rule 12b-1 Plan) of the 1940 Act for the Fund’s Class A, Class C, and Class R shares.  Please refer to the “Purchasing Shares” section in the Fund’s SAI for additional information.

Purchase, Exchange and Redemption Procedures.  There are differences between the Acquired Funds’ and Acquiring Funds’ procedures with regard to the purchase, exchange, and redemption of Fund shares.  You may refer to the Acquired Fund Prospectus under the sections entitled “Information about the purchase and redemption of portfolio shares, taxes, and payments to intermediaries”, “How to Purchase Shares”, “How to Purchase Shares –  Redemption of Shares” and “Shareholder Services –  Exchange Privilege” for the purchase, redemption, and exchange procedures applicable to the purchases, redemptions, and exchanges of Acquired Fund shares. You may refer to the Acquiring Fund Prospectuses under the sections entitled “How to buy shares”, “How to redeem shares”, and “Investor services – Exchange of shares” for the purchase, redemption, and exchange procedures applicable to the purchases, redemptions, and exchanges of Acquiring Fund shares.

You may purchase or redeem shares of the Funds, on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares of the Acquired Funds may be purchased or redeemed: by regular mail (c/o Macquarie Institutional Portfolios, Attn: Client Services Support Team, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); by telephone to your Client Services Representative at 800 231-8002; or by wire. Shares of the Acquired Funds may be purchased or redeemed in kind. Shares of the Acquiring Funds may be purchased or redeemed: through your financial advisor; through the Fund’s website at delawarefunds.com/account-

access; by calling 800 523-1918; by regular mail (c/o Delaware Funds® by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

Minimum Investments.  The minimum initial investment for a shareholder of the Acquired Funds is $1 million in the aggregate across all Portfolios of Macquarie Institutional Portfolios. There are no minimums for subsequent contributions in a Portfolio of Macquarie Institutional Portfolios where the aggregate minimum initial investment for the Trust has been satisfied. Certain types of shareholders may invest in the Acquired Funds without meeting the minimum initial investment of $1 million. Shareholders that have institutional accounts or invest in a collective trust managed by the Manager’s affiliate, Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, and portfolio managers of the Acquired Funds seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million.

For Class R6 shares of the Acquiring Funds (except those shares purchased through an automatic investment plan), there is typically no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Investing in the Funds. For the Acquired Funds, there is only one class of shares. Acquired Fund Shares are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges.

For the Acquiring Funds, you can choose from a number of share classes. Because each share class of the Acquiring Funds has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the financial intermediary) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in each Acquiring Fund’s SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in the Acquiring Fund Prospectuses for information provided to each Acquiring Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Acquiring Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in the Acquiring Fund Prospectuses or SAIs. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Acquiring Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class. For the Acquired Funds, there is only one class of shares. For the Acquiring Funds, there are a number of share classes. Each share class of the Acquiring Funds may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class R6:
•	Class R6 shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R6 shares are not subject to a CDSC.
•	Class R6 shares do not assess a 12b-1 fee.

•	Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.
•
Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.

•
Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.

•
In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund’s Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.

•	Class R6 shares may not be available through certain financial intermediaries.
•	In addition, you may have received Class R6 shares as the result of a merger or reorganization of a predecessor fund.

Payments to intermediaries.

Neither the Acquired Funds, nor the Acquiring Fund Class R6 shares, pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries. For the Acquired Funds and the Acquiring Funds, the Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Funds with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any fees (with respect to the Acquired Funds), distribution fees (with respect to the Acquiring Funds), service fees (with respect to the Acquiring Funds), subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

With respect to the Acquiring Funds, sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you.

How to buy shares of the Acquired Funds.

Shares of the Acquired Funds are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Acquired Funds is a plan that represents that: (i) the decision to invest plan assets in or withdraw plan assets from an Acquired Fund will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant; and (ii) the plan will make no more than three separate transactions during any given calendar quarter. During periods of market volatility Macquarie Institutional Portfolios may permit additional transactions on a case by case basis. The Acquired Funds are not primarily designed for defined contribution plans that are participant-directed or frequently trade Acquired Fund shares, and therefore Macquarie Institutional Portfolios requires the above representations from any new defined contribution plan investors. The Manager reserves the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations. The Manager also reserves the right to reject any purchase order from any investor that engages in excessive trading or that follows a pattern of market timing.

The minimum initial investment for a shareholder is $1 million in the aggregate across all Portfolios of Macquarie Institutional Portfolios. There are no minimums for subsequent contributions in an Acquired Fund where the aggregate minimum initial investment for Macquarie Institutional Portfolios has been satisfied.

Certain types of shareholders may invest in the Acquired Funds without meeting the minimum initial investment of $1 million. Shareholders that have institutional accounts or invest in a collective trust managed by the Manager’s affiliate, Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, and portfolio managers of the Acquired Funds seeking to invest in Acquired Funds they manage, may invest in the Acquired Funds without meeting the minimum initial investment of $1 million. Macquarie Institutional Portfolios reserves the right to redeem a shareholder’s account in the event the value of the shareholder’s shares falls below $500,000 for reasons other than market reductions in net asset value.

You may buy shares at the Acquired Fund’s NAV per share, which is calculated as of the close of the NYSE regular trading hours (ordinarily 4:00pm Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Trust. Except in the case of in-kind purchases and as described below, an order will be accepted by Macquarie Institutional Portfolios after (1) Macquarie Institutional Portfolios is notified by telephone, email, facsimile, or other means acceptable to the Trust of your purchase order and (2) Federal Funds have been delivered to Macquarie Institutional Portfolios’ agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following Business Day.

In addition, Macquarie Institutional Portfolios’ service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on Macquarie Institutional Portfolios’ behalf. For purposes of pricing, a purchase order will be deemed to be accepted by Macquarie Institutional Portfolios when such authorized agent accepts the order on behalf of Macquarie Institutional Portfolios pursuant to the terms of the agent’s agreement. Among other things, there are certain terms in the agreement that give Macquarie Institutional Portfolios assurances that the agent has received a purchase order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV. The Manager reserves the right to reject any purchase order.

Purchases of shares of the Acquired Funds should be made by having your bank wire Federal Funds to The Bank of New York Mellon as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

• First, complete the Account Registration Form and send it via facsimile to 215 255-1162, email it to cssupportteam@macquarie.com, or mail it to:

Macquarie Institutional Portfolios
Attn: Client Services Support Team
100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

• Second, telephone the Trust at 800 231-8002 (or contact Macquarie Institutional Portfolios via email (cssupportteam@macquarie.com), facsimile, or other means acceptable to Macquarie Institutional Portfolios) and provide us with the account name, address, telephone number, Tax Identification Number, name of the Portfolio(s) selected, the amount being wired, and by which bank and which specific branch, if applicable. The Manager will provide you with a Macquarie Institutional Portfolios account number.

• Third, instruct your bank to wire the specified purchase amount of Federal Funds to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. The funds should be sent to the attention of Macquarie Institutional Portfolios (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you, and your account name). Federal Funds purchase orders will be accepted only on a day on which Macquarie Institutional Portfolios, the NYSE, The Bank of New York Mellon, and Macquarie Institutional Portfolios’ custodians are open for business.

You may add to your shareholder account at any time and in any amount. Procedures for purchasing shares are the same as those followed for a new account as described above:

• First, notify Macquarie Institutional Portfolios of your impending purchase by calling us at 800 231-8002, or by contacting Macquarie Institutional Portfolios via email at cssupportteam@macquarie.com.

• Then be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to The Bank of New York Mellon.

Macquarie Institutional Portfolios, in its sole discretion, may permit investors to make an investment by a contribution of securities in kind or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. The purchase price per share for investors purchasing shares by an in-kind procedure or by such other permitted procedure shall be the NAV next determined after acceptance by the Acquired Fund of the investor’s purchase order. Investors wishing to make an investment by a contribution of securities in kind should contact Macquarie Institutional Portfolios at 800 231-8002 to determine whether the Portfolio’s advisor will agree to accept the investor’s proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio’s NAV. See “Valuation of shares.” Under certain circumstances, Macquarie Institutional Portfolios may, at their sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate within Macquarie Investment Management to make investments in any of the Macquarie Institutional Portfolios by a contribution of securities in kind to such Portfolios.

Eligible investors may be required to make their investments in the Acquired Fund pursuant to instructions of Macquarie Institutional Portfolios, by a contribution of securities in kind to the Acquired Fund or by following another procedure that will have the same economic effect as an in-kind purchase. Institutions proposing to invest an amount that at the time they contact Macquarie Institutional Portfolios would constitute 5% or more of the assets of an Acquired Fund may, under normal circumstances, be required to make purchases by tendering securities in which the Acquired Fund otherwise would invest or by following another procedure that will have the same economic effect as an in-kind purchase. Such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Prospective investors will be notified after they contact Macquarie Institutional Portfolios whether their investment must be made in kind or by such other procedure and, if in kind, what securities must be tendered.

How to buy shares of the Acquiring Funds.

Through your financial intermediary
Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds® by Macquarie Service Center
By mail:
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA
01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Acquiring Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, deposits in the mail or with such services or receipt at the Funds’ post office box, of purchase orders, do not constitute receipt by the Funds or their agent. Please note that the Funds reserve the right to reject any purchase.

By wire:
Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

By exchange:

Acquired Funds: Shares of the Acquired Funds may be exchanged for shares of the other Portfolios of Macquarie Institutional Portfolios or the institutional class shares of the other Delaware Funds by Macquarie, based on the respective NAVs of the shares involved and as long as the relevant minimum purchase requirements is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios of Macquarie Institutional Portfolios that are registered for sale in a shareholder’s state of residence. The Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days’ written notice to client shareholders. The Trust reserves the right to reject any exchange order.

Acquiring Funds: You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Calculating share price (Acquired Funds).  You may buy shares at an Acquired Fund’s NAV per share, which is calculated as of the close of the NYSE regular trading hours (ordinarily 4:00pm Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Acquired Trust. Except in the case of in-kind purchases and as described below, an order will be accepted by Macquarie Institutional Portfolios after (1) Macquarie Institutional Portfolios is notified by telephone, email, facsimile, or other means acceptable to the Acquired Trust of your purchase order and (2) Federal Funds have been delivered to Macquarie Institutional Portfolios’ agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following Business Day.

In addition, Macquarie Institutional Portfolios’ service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on Macquarie Institutional Portfolios’ behalf. For purposes of pricing, a purchase order will be deemed to be accepted by Macquarie Institutional Portfolios when such authorized agent accepts the order on behalf of Macquarie Institutional Portfolios pursuant to the terms of the agent’s agreement. Among other things, there are certain terms in the agreement that give Macquarie Institutional Portfolios assurances that the agent has received a purchase order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV. The Manager reserves the right to reject any purchase order.

Calculating share price (Acquiring Funds).  The price you pay for Acquiring Fund shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will pay that day’s closing share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). An Acquiring Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Boards. For all other securities, we use methods approved by the Boards that are designed to price securities at their fair market values.

Fair valuation.  When the Funds use fair value pricing, they may take into account any factors they deem appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. With respect to the Acquiring Funds, in determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, normally at 4:00pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Funds may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Boards have delegated responsibility for valuing the Funds’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Boards and is subject to the Boards’ oversight.

Retirement plans (Acquiring Funds). In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Acquiring Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Delaware Funds® by Macquarie Service Center at 800 523-1918.

Document delivery (Acquiring Funds).  To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund’s financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time, you may view current prospectuses and financial reports on our website.

Inactive accounts (Acquiring Funds). Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares.  Under normal circumstances, each Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Funds may use lines of credit to meet redemption requests. With respect to the Acquiring Funds, availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

Redemption of Shares (Acquired Funds).  You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. Each Acquired Fund will redeem its shares at the NAV next determined after the request is received in “good order.” The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Acquired Fund. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

How to Redeem Acquired Fund Shares by Mail or Fax Message

“Good order” for purposes of mail or facsimile message redemptions means that the request to redeem must adhere to the following procedures:

• A letter of instruction must be sent to Macquarie Institutional Portfolios specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) or other designated individuals or entities exactly as they appear on the Account Registration Form. Unless a letter of instruction directs otherwise or a separate written request has been submitted to Macquarie Institutional Portfolios as described in the next paragraph, the redemption proceeds will be wired to the commercial bank or account designation identified on the Account Registration Form. Medallion signature guarantees will be required for certain types of transactions.*

• If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a separate written request must be submitted to Macquarie Institutional Portfolios at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, Macquarie Institutional Portfolios may require that a medallion signature guarantee accompany your request.* Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, Macquarie Institutional Portfolios will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling Macquarie Institutional Portfolios.

Send your requests to:
Macquarie Institutional Portfolios
Attn: Client Services Support Team
100 Independence, 610 Market Street
Philadelphia, PA 19106-2354
Fax Number: 215 255-1162

Please call Macquarie Institutional Portfolios at 800 231-8002 to inform the Client Services Support Team of your intent to send a facsimile message.

*Call the Acquired Trust for specific signature-guarantee requirements.

How to Redeem Acquired Fund Shares by Telephone

“Good order” for purposes of telephone redemptions means that the request to redeem must adhere to the following procedures:

• If you have previously elected the telephone redemption option on the Account Registration Form, you can request a redemption of your shares (either by specifying the number of shares or dollar amount to be redeemed) by calling Macquarie Institutional Portfolios at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

• Shares cannot be redeemed by telephone if stock certificates are held for those shares, or in instances when the in-kind redemption procedures are triggered, as described below. Please contact Macquarie Institutional Portfolios for further details.

• In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

• Macquarie Institutional Portfolios’ telephone redemption privileges and procedures may be modified or terminated by the Acquired Funds only upon written notice to the Acquired Funds’ shareholders.

• To change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a written request must be sent to the Acquired Funds at the address above. The request will be processed pursuant to the procedures described in the second bullet point under “How to redeem shares by mail or fax message.”

In addition, Macquarie Institutional Portfolios service providers have entered into agreements with certain authorized agents to allow such agents to accept redemption orders on the Portfolios’ behalf. For purposes of pricing, a redemption order will be deemed to be received in “good order” when such authorized agent accepts the order on behalf of the Acquired Funds pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement that give the Acquired Funds assurances that the agent has received a redemption order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV.

Acquired Fund Redemptions In Kind

Macquarie Institutional Portfolios, in its sole discretion, may permit shareholders to accept their redemption proceeds in kind in portfolio securities or pursuant to another procedure that will have the same economic effect as an in-kind redemption. In either case, a shareholder that redeems shares pursuant to this section will bear the brokerage or other transaction costs of selling the portfolio securities received in kind representing the value of their redeemed shares. The redemption price per share for shareholders redeeming shares by in-kind or by such other permitted procedure shall be the NAV next determined after the redemption request is received in good order. The portfolio securities provided to the shareholder pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate a Portfolio’s NAV. See “Valuation of shares” above.

Institutions proposing to redeem an amount that, at the time they notify the Acquired Funds of their intention to redeem (as described below), would constitute 5% or more of the assets of an Acquired Fund may, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in kind in portfolio securities, unless they elect another procedure that will have the same economic effect as an in-kind redemption. A shareholder may also be required  to accept redemption proceeds by a distribution in kind of securities held by an Acquired Fund if Macquarie Institutional Portfolios determines that it would be detrimental to the best interests of the remaining Acquired Fund shareholders to make a redemption payment wholly or partly in cash. Such shareholders described herein will be required to bear the brokerage or other transaction costs of selling the portfolio securities received in kind. Macquarie Institutional Portfolios has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Acquired Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Acquired Fund during any 90 day period for any one shareholder. Investors should contact Macquarie Institutional Portfolios at 800 231-8002 for further information.

Important Acquired Fund Redemption Information
Because the Acquire Funds’ shares are sold to institutions and high net worth individual investors with a relatively high investment minimum, Acquired Fund shareholders likely will hold a significant number of Acquired Fund shares. For this reason, Macquarie Institutional Portfolios requests that shareholders proposing to make a large redemption order give at least 10 days’ advance notice of any such order. This request can easily be satisfied by calling Macquarie Institutional Portfolios at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received in good order, the Acquired Trust, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three Business Days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. The Acquired Funds may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC. As described above, the Acquired Funds may also pay the redemption proceeds in whole or in part by a distribution in kind of securities held by an Acquired Fund in lieu of cash in conformity with applicable rules of the SEC.

Redemption of Shares (Acquiring Funds).  When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will receive that day’s closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary
Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to a Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds® by Macquarie Service Center
By mail:
You may redeem your shares by mail by writing to: Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Funds’ post office box, of redemption requests, do not constitute receipt by the Funds or the transfer agent.

By telephone:
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:
•	By check — Sent to your address of record, provided there has not been an address change in the last 30 days.
•	By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.
•	By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.
•	Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services
You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind
The Funds have reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts (Acquired Funds).  Macquarie Institutional Portfolios reserves the right to redeem your shares in an Acquired Fund if the value of your holdings in that Acquired Fund is below $500,000. Macquarie Institutional Portfolios, however, will not redeem shares based solely upon market reductions in NAV. If Macquarie Institutional Portfolios intends to take such action, a shareholder will be notified and given 90 days to make an additional investment before the redemption is processed.

Low balance accounts (Acquiring Funds).  For Class R6 shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days’ written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, a Fund still reserves the right to liquidate the account.

Investor services (Acquired Funds).  Macquarie Institutional Portfolios will provide client shareholders with the following information:

• Audited annual financial reports.
• Unaudited semiannual financial reports.
• Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results, and other pertinent data.

In addition, the portfolio managers may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Portfolios’ dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the NAVs for the Acquired Funds by calling this number. Written correspondence should be addressed to:

Macquarie Institutional Portfolios
Attention: Client Services Support Team
100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

Investor services (Acquiring Funds).  To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access
Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery
With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan
The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit
With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option
With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan
Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares
You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of a Fund, but such exchange may be subject to a sales charge for the new shares. (Please refer to the SAI for more details.)  You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

On demand service
The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service
Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan
You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

Frequent trading of Fund shares (market timing and disruptive trading).  The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Boards have adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Funds and their shareholders, such as market timing and disruptive trading. The Funds will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Funds consider short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Funds will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds’ market timing policy are not necessarily deemed accepted by the Funds and may be rejected by a Fund on the next Business Day following receipt by a Fund.

Redemptions will continue to be permitted in accordance with the Funds’ then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders. While the Funds will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, a Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Funds’ shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s shares may also force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund’s performance, if, for example, a Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to have financial intermediaries apply the Funds’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Funds’ frequent trading policy with respect to an omnibus account, the Funds’ transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds’ transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Funds’ frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds’ transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If the Funds’ transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Payments to broker/dealers and other financial intermediaries.  If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Dividends, Distributions and Taxes.

Dividends and distributions
Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. The Manager automatically reinvests all dividends and any capital gains, unless you direct the Manager to do otherwise.
Annual statements
  Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “buying a dividend”
At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Tax considerations
Fund Distributions. The Acquired Funds each expect, based on its investment objectives and strategies, that its distributions, if any, generally will be taxable as ordinary income. The Acquiring Funds each expect, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Because the income of the Funds is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates. Income derived from investments in derivatives, fixed income securities, US REITs, passive foreign investment companies, and income received “in lieu of” dividends in a securities lending transaction generally are not eligible for treatment as qualified dividend income.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.
Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Funds are required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (covered shares). Cost basis will be calculated using the Funds’ default method, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds® website at macquarieim.com as the information becomes available.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-US Investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources, and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
Certain management considerations
Investments by fund of funds and similar investment vehicles (Acquiring Funds)
The Funds may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Internal Revenue Code. Asset allocation models include the Delaware Funds by Macquarie Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Sales Charges.  Class R6 shares of the Acquiring Funds are not subject to any sales charges.  Acquired Fund shareholders will not pay any sales charges as a result of the Reorganization.

Broker-defined sales charge waiver policies (Acquiring Funds)

From time to time, shareholders purchasing Acquiring Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Prospectuses or the SAIs. The broker-defined sales charge waiver policies for the Acquiring Funds are identical. For information concerning the Acquiring Funds’ broker-defined sales charge waiver policies, please see the Acquiring Funds’ Prospectuses and SAIs.

REASONS FOR THE REORGANIZATIONS
At a meeting of the Board of Trustees of the Trust held on Feb. 23-25, 2021 (the Board Meeting), DMC recommended to the Board of each Trust, on behalf of its Acquired Fund and its corresponding Acquiring Fund, that they approve the Reorganization.  DMC recommended the Reorganization because of the following factors, among others:
•	Each Acquiring Fund and its corresponding Acquired Fund share similar investment objectives, strategies and risks, and identical fundamental investment restrictions.
•
Each Acquiring Fund and its corresponding Acquired Fund have a high degree of portfolio holding overlap and the same portfolio management teams, which should minimize transaction costs due to the Reorganization;

•
Each Acquiring Fund’s net expenses will remain the same following the Reorganization and the Reorganizations will have the effect of reducing the net expense ratio for shareholders of the Acquiring Funds.

•	Each Acquiring Fund’s expense limitation agreements will remain in place for a minimum of twelve months following the Reorganization.
•	Each Acquiring Fund’s assets will increase as a result of the Reorganization which may result in increased economies of scale and lower operating expenses for shareholders.
•	The reduced number of substantially similar Funds should benefit distribution efforts.
•	The Reorganization will be effected on the basis of each Fund’s net asset value per share and will not result in the dilution of the interests of shareholders of any Fund.

•	The costs of the Reorganization will be borne equally by the Acquiring Funds, the Acquired Funds, and DMC.
•	Each Reorganization will be effected on a tax-free basis.

At the Board Meeting, the Board considered and approved the proposed Reorganizations.  The Independent Trustees were advised on this matter by their legal counsel.  The Board received detailed information about:  (1) the investment objectives, strategies, and policies of the Funds; (2) the portfolio management of the Funds; (3) current and future estimated fees and expenses of the Funds; (4) comparative short and long-term investment performance and risk-adjusted performance of the Funds; (5) comparative yield information for each Fund, as applicable; (6) scale benefits through management fee breakpoints and third-party distribution benefits for the Acquiring Funds; (7) the rationale for each Acquiring Fund as the most optimal fit for its corresponding Acquired Fund to reorganize into; (8) allocation of Reorganization expenses; (9) federal income tax consequences of the Reorganization for the Funds’ shareholders; and (10) the general characteristics of the Funds.
The Board also considered alternatives to the Reorganization, such as the liquidation of the Acquired Funds.  In this instance, an Acquired Fund would pay for the cost of liquidation and shareholders would potentially be subject to increased tax liability.  After reviewing the investment strategy and policies of other series within the complex, DMC concluded that each Acquiring Fund was the best merger candidate for its corresponding Acquired Fund due to its similar type of investment strategy, identical portfolio management team, and similar risk profile.  The Board also considered that a merger with an Acquiring Fund would benefit its corresponding Acquired Fund’s shareholders since they will be invested in a larger fund with greater potential to grow its assets.
In considering approval of the Reorganization, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together.  The Independent Trustees reported that they had considered the above-mentioned factors and reached the following conclusions with respect to their recommendations to the Board.
Based upon their evaluation of the relevant information presented to them, the Board of each Trust, on behalf of its applicable Fund, including a majority of the Independent Trustees of each, determined that the Reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the Reorganization.

INFORMATION ABOUT THE REORGANIZATIONS AND THE PLAN
This is only a summary of the Plan and is qualified in its entirety by the Plan.  For more information on the Plan, you should read the Form of Agreement and Plan of Reorganization, which is attached as Exhibit A to this Prospectus/Proxy Statement and is incorporated herein by reference.

How will the Reorganizations be carried out?
The Reorganizations will take place after the parties to the Plan satisfy various conditions.  On the Closing Date, each Acquired Fund will deliver to the corresponding Acquiring Fund all of its Assets, and the Acquiring Fund will assume all obligations and liabilities not discharged by the Acquired Fund, including all liabilities relating to operations prior to the closing of the Reorganization.  In exchange, each Trust, on behalf of the related Acquired Fund, will receive Acquiring Fund shares to be distributed pro rata to the Acquired Fund’s shareholders.  The value of the Assets to be delivered to each Acquiring Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. (NYSE) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date (the Valuation Date).  The value of each Acquired Fund’s net Assets to be acquired by the corresponding Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective Prospectus and SAI.

The stock transfer books of the Acquired Funds will be permanently closed as of the close of business of the NYSE on the business day before the Valuation Date.  The Acquired Funds will accept requests for redemption only if received in proper form before that time.  Requests received after that time will be considered requests to redeem shares of the related Acquiring Fund.

To the extent permitted by law, the Plan may be amended at the direction of the Boards.  The Plan may be terminated and the Reorganizations abandoned at any time prior to the Closing Date as follows: (1) by mutual consent of the related Trusts; (2) by an Acquiring Trust if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Acquired Trust or waived by the Acquiring Trust; or (3) by an Acquired Trust if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Acquiring Trust or waived by the Acquired Trust.

Who will pay the expenses of the Reorganization?
The expenses related to the Reorganizations (excluding brokerage costs, if any), including the costs associated with the delivery of this Prospectus/Proxy Statement, are anticipated to be approximately $2,000. These expenses will be split evenly between the Acquired Funds, Acquiring Funds, and DMC.

What are the tax consequences of each Reorganization?
The following is a general summary of the material federal income tax consequences of each Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the Code), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

Each Fund has elected and qualified since its inception for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code and the Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date.

Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code.  None of the Acquired Funds nor the Acquiring Funds have requested or will request an advance ruling from the IRS as to the federal tax consequences of a Reorganization.  Based on certain assumptions and customary representations to be made on behalf of each Acquired Fund and Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the Trusts’ legal counsel) will, as a condition to the closing of the Reorganizations, provide a legal opinion to the effect that, for federal income tax purposes, (i) Acquired Fund shareholders will not recognize any gain or loss as a result of the exchange of their shares of the Acquired Fund for shares of the corresponding Acquiring Fund, (ii) the Acquiring Funds will not recognize any gain or loss upon receipt by each Acquiring Fund of the corresponding Acquired Fund’s assets, (iii) the Acquired Fund will not recognize any gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares or upon the distribution of those Acquiring Fund Shares to the shareholders of the Acquired Fund, (iv) the basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Acquired Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund Shares that are received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its Assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its the Acquired Fund Shares and the fair market value of the Acquiring Fund Shares it received.

Acquired Fund Dividend Distribution. Prior to the closing of the Reorganization, the Acquired Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.

General Limitation on Capital Losses.  Assuming each Reorganization qualifies as a tax-free reorganization, as expected, each Acquiring Fund will succeed to the capital loss carryovers, if any, of its corresponding Acquired Fund upon the closing of the Reorganization for federal income tax purposes. Capital losses of a Fund may be carried forward indefinitely to offset future capital gains. The capital loss carryovers of an Acquired Fund and its corresponding Acquiring Fund will be available to offset future gains recognized by the combined Acquiring Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to a combined Acquiring Fund and its shareholders post-closing.  First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in a Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in  a taxable year). Second, if a Fund has net unrealized built-in gains at the time of a Reorganization that are realized by the combined Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of a Acquired Fund that may be used by its corresponding Acquiring Fund (including to offset any “built-in gains” of the Acquired Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquired Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of an Acquired Fund’s aggregate capital loss carryovers following the Reorganizations are as follows:
	Macquarie Core Plus Bond Portfolio as of October 31, 2020	Delaware Diversified Income Fund as of October 31, 2020
Aggregate Capital Loss Carryovers	none	none
Net Unrealized Appreciation/(Depreciation) on a Tax Basis	$4,623,011	$100,458,361
Net Assets	$150,012,520	$3,619,611,540
Approximate Annual Limitation for Capital Losses*	$2,265,189	n/a

	Macquarie High Yield Bond Portfolio as of October 31, 2020	Delaware High-Yield Opportunities Fund as of October 31, 2020
Aggregate Capital Loss Carryovers	$18,017,613	$67,792,506
Net Unrealized Appreciation/(Depreciation) on a Tax Basis	$1,516,732	$2,693,263
Net Assets	$81,813,976	$165,931,641
Approximate Annual Limitation for Capital Losses*	$1,235,391	n/a
*Based on the long-term tax-exempt rate for ownership changes during April 2021 of 1.51%.  The actual limitation will equal the aggregate NAV of the Acquired Fund on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments of the Acquired Fund on the Closing Date that is recognized in a taxable year.

Appreciation in Value of Investments.  Shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the corresponding Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Fund.  As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.  In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the corresponding Acquired Fund, shareholders of the Acquired Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred.  Please see the chart below for the unrealized appreciation or deprecation in value of investments as a percentage of NAV for each Reorganization.  Shareholders of an Acquired Fund may:
•
receive a greater amount of taxable distributions than they would have had if a Reorganization had not occurred if the combined fund’s unrealized appreciation as a percentage of net asset value is greater than the Acquired Fund’s;

•
receive a lesser amount of taxable distributions than they would have had if a Reorganization had not occurred if the combined fund’s unrealized appreciation as a percentage of net asset value is lesser than the Acquired Fund’s;

•
receive a greater amount of taxable distributions than they would have had if a Reorganization had not occurred if the combined fund’s unrealized depreciation as a percentage of net asset value is lesser than the Acquired Fund’s; or

•
receive a lesser amount of taxable distributions than they would have had if a Reorganization had not occurred if the combined fund’s unrealized depreciation as a percentage of net asset value is greater than the Acquired Fund’s.

Acquired Fund Name	Unrealized Appreciation or (Depreciation) as a % of NAV	Acquiring Fund Name	Unrealized Appreciation or (Depreciation) as a % of NAV	Approximate Unrealized Appreciation or (Depreciation) as a % of NAV on a combined basis
Macquarie Core Plus Bond Portfolio (as of 10/31/20)	3.08%	Delaware Diversified Income Fund (as of 10/31/20)	2.78%	2.79%
Macquarie High Yield Bond Portfolio (as of 10/31/20)	1.85%	Delaware High-Yield Opportunities Fund (as of 7/31/20)	3.15%	2.73%

General. You should consult your tax advisor regarding the effect to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations because this discussion is only a general summary of certain the federal income tax consequences.

What should I know about shares of the Acquired Fund and Acquiring Fund?
If approved by Acquired Fund shareholders, upon the Closing of the Reorganizations, Acquired Fund shares will merge with and into Acquiring Fund shares as follow:

Acquired Funds/Classes	Acquiring Funds/Classes
Macquarie Core Plus Bond Portfolio, a series of Delaware Pooled® Trust	Delaware Diversified Income Fund, a series of Delaware Group® Adviser Funds

Portfolio Shares	Class R6

Macquarie High Yield Bond Portfolio, a series of Delaware Pooled Trust	Delaware High-Yield Opportunities Fund, a series of Delaware Group Income Funds
Portfolio Shares	Class R6

Acquired Fund shareholders will receive shares at net asset value of the corresponding Acquiring Fund.  The different fees and expenses of each Class are provided above in the section “What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?”

Full and fractional Acquiring Fund shares will be distributed to shareholders of the corresponding Acquired Fund in accordance with the procedures described above.  When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights.  Acquiring Fund shares will be recorded electronically in each shareholder’s account.  The Acquiring Funds will then send a confirmation to each shareholder.  The Acquiring Fund shares to be issued in the course of the Reorganizations have the same rights and privileges as your shares of the Acquired Funds.

Like the Acquired Funds, the Acquiring Funds do not routinely hold annual meetings of shareholders.  An Acquiring Fund may hold special meetings for matters requiring shareholder approval.  A shareholder meeting may also be called at any time by the Chairman, the President of a Trust, in the absence of the Chairman, or any Vice President or other authorized officer of a Trust, in the absence of the Chairman and the President.

Capital Structure.  Each Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with each Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable.  Shareholders do not have preemptive rights.  All shares of a Fund represent an undivided proportionate interest in the assets of the Fund.  Shareholders of each Acquiring Fund’s Class R6 shares may not vote on any matter that affects the Acquiring Funds’ Class A, Class C, and Class R shares’ (collectively, the “Retail Classes”) distribution plans under Rule 12b-1.  Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold.  Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of the Acquiring Funds. General expenses of the Acquiring Funds will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes’ Rule 12b-1 Plans will be allocated solely to those Classes.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganizations?
REORGANIZATION OF MACQUARIE CORE PLUS BOND PORTFOLIO INTO DELAWARE DIVERSIFIED INCOME FUND

The following table sets forth, as of Dec. 31, 2020, the separate capitalizations of Macquarie Core Plus Bond Portfolio (Acquired Fund) and Delaware Diversified Income Fund (Acquiring Fund), and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization.  The capitalization of the Acquiring Fund is likely to be different if and when the Reorganization is actually consummated.

	Acquired Fund (unaudited)	Acquiring Fund (unaudited)	Pro Forma Adjustments to Capitalization[1,2]	Acquiring Fund after Reorganization[1] (estimated) (unaudited)
Net assets (all classes)	$154,098,356.83	$3,743,002,733.63		$3,897,101,090.46
Total shares outstanding	14,768,960.41	395,394,774.07	1,503,305.36	411,667,039.83

Class A net assets	N/A	$749,789,279.28		$749,789,279.28
Class A shares outstanding	N/A	79,241,024.83		79,241,024.83
Class A net asset value per share	N/A	$9.46		$9.46

Class C net assets	N/A	$145,177,988.39		$145,177,988.39
Class C shares outstanding	N/A	15,348,185.63		15,348,185.63
Class C net asset value per share	N/A	$9.46		$9.46

Class R net assets	N/A	$26,284,424.92		$26,284,424.92
Class R shares outstanding	N/A	2,779,529.66		2,779,529.66
Class R net asset value per share	N/A	$9.46		$9.46

Class R6 net assets	N/A	$42,748,061.30	154,098,356.83	$196,846,418.13
Class R6 shares outstanding	N/A	4,515,123.24	16,272,265.77	20,787,389.01
Class R6 net asset value per share	N/A	$9.47		$9.47

Institutional Class net assets	$154,098,356.83	$2,779,002,979.74	$(154,098,356.83)	$2,779,002,979.74
Institutional Class shares outstanding	14,768,960.41	293,510,910.70	(14,768,960.41)	293,510,910.70
Institutional Class net asset value per share	$10.43	$9.47		$9.47

1 Reflects the conversion of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization.
2 Adjustments reflect the costs of the Reorganization incurred by each Fund.

REORGANIZATION OF MACQUARIE HIGH YIELD BOND PORTFOLIO INTO DELAWARE HIGH-YIELD OPPORTUNITIES FUND
The following table sets forth, as of Dec. 31, 2020, the separate capitalizations of Macquarie High Yield Bond Portfolio (Acquired Fund) and Delaware High-Yield Opportunities Fund (Acquiring Fund), and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization.  The capitalization of the Acquiring Fund is likely to be different if and when the Reorganization is actually consummated.
	Acquired Fund (unaudited)	Acquiring Fund (unaudited)	Pro Forma Adjustments to Capitalization[1,2]	Acquiring Fund after Reorganization[1] (estimated) (unaudited)
Net assets (all classes)	$58,215,384.08	$172,263,662.02	$ -	$230,479,046.10
Total shares outstanding	8,158,422.80	44,470,323.63	15,042,734.90	59,513,058.53
			6,884,312.10
Class A net assets	N/A	$112,451,850.89		$112,451,850.89
Class A shares outstanding	N/A	29,031,019.89		29,031,019.89
Class A net asset value per share	N/A	$3.87		$3.87

Class C net assets	N/A	$14,501,521.27		$14,501,521.27
Class C shares outstanding	N/A	3,740,130.26		3,740,130.26
Class C net asset value per share	N/A	$3.88		$3.88

Class R net assets	N/A	$3,315,021.56		$3,315,021.56
Class R shares outstanding	N/A	853,040.16		853,040.16
Class R net asset value per share	N/A	$3.89		$3.89

Class R6 net assets	N/A	N/A	$58,215,384.08	$58,215,384.08
Class R6 shares outstanding	N/A	N/A	15,042,734.90	15,042,734.90
Class R6 net asset value per share	N/A	$3.87		N/A

Institutional Class net assets	$58,215,384.08	$41,995,268.30	$(58,215,384.08)	$41,995,268.30
Institutional Class shares outstanding	8,158,422.80	10,846,133.31	(8,158,422.80)	10,846,133.31

Institutional Class net asset value per share	$7.14	$3.87	$3.87
1 Reflects the conversion of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization.
2 Adjustments reflect the costs of the Reorganization incurred by each Fund.

Do the Trustees and Officers own shares of the Funds?
As of [   ], 2021, [the officers and Trustees of the Acquired Trust directly owned less than 1% of the outstanding shares of each Class of each Acquired Fund.]

As of [   ], 2021, [the officers and Trustees of the Acquiring Trust directly owned less than 1% of the outstanding shares of each Class of each Acquiring Fund.]

Who are the control persons and owners of record or beneficially 5% or more of any class of a Fund’s outstanding equity securities?
As of March 30, 2021, DMC believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. DMC does not have knowledge of beneficial owners.

Fund Name	Name and Address of Account	Percentage
MACQUARIE CORE PLUS BOND PORTFOLIO	MAC & CO NUCLEAR DECOMMISSIONING TRT 500 GRANT ST RM 151-1010 PITTSBURGH PA 15258	33.38%
MACQUARIE CORE PLUS BOND PORTFOLIO	THE NORTHERN TRUST CO AS TTEE FBO GEORGIA GULF 50 S LA SALLE ST CHICAGO IL 60603-1003	31.73%
MACQUARIE CORE PLUS BOND PORTFOLIO	MAC & CO FBO NEXTERA ENERGY DUANE ARNOLD LLC ATTN MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	20.44%
MACQUARIE CORE PLUS BOND PORTFOLIO	UMWA SELECTIVE STRIKE FUND 18354 QUANTICO GATEWAY DR STE 200 TRIANGLE VA 22172-1779	6.37%
MACQUARIE CORE PLUS BOND PORTFOLIO	PENSION FUND IBEW 96 DEFINED BENEFIT PLAN PO BOX 5817 WALLINGFORD CT 06492-7617	5.98%
DELAWARE DIVERSIFIED INCOME FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	19.15%
DELAWARE DIVERSIFIED INCOME FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.57%

DELAWARE DIVERSIFIED INCOME FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.88%
DELAWARE DIVERSIFIED INCOME FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.73%
DELAWARE DIVERSIFIED INCOME FUND CLASS A	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.12%
DELAWARE DIVERSIFIED INCOME FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.08%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	17.33%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.99%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.04%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	10.29%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.30%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	8.76%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	8.15%

	ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484
DELAWARE DIVERSIFIED INCOME FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.92%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	17.33%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	16.07%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	10.88%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	9.51%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.41%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	7.53%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.32%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.08%
DELAWARE DIVERSIFIED INCOME FUND CLASS R	HARTFORD LIFE INSURANCE CO SEP ACCT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	23.41%

DELAWARE DIVERSIFIED INCOME FUND CLASS R	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	8.88%
DELAWARE DIVERSIFIED INCOME FUND CLASS R6	WELLS FARGO BANK NA FBO ST. MARYS COUNTY PO BOX 1533 MINNEAPOLIS MN 55480	16.91%
DELAWARE DIVERSIFIED INCOME FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	12.10%
DELAWARE DIVERSIFIED INCOME FUND CLASS R6	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.89%
DELAWARE DIVERSIFIED INCOME FUND CLASS R6	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL MORETON COMPANIES PROFIT 101 SOUTH 200 EAST SUITE 300 PO BOX 58139 SALT LAKE CITY UT 84111	8.49%
DELAWARE DIVERSIFIED INCOME FUND CLASS R6	LINCOLN RETIREMENT SERVICES COMPANY FBO METHODE ELCTRCS 401K PO BOX 7876 FORT WAYNE IN 46801-7876	6.50%
DELAWARE DIVERSIFIED INCOME FUND CLASS R6	GREAT-WEST TRUST COMPANY LLC TTEE RECORDKEEPING FOR VARIOUS BENEFIT 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111	5.54%
MACQUARIE HIGH YIELD BOND PORTFOLIO	MAC & CO FBO PUBLIC PENSION ATTN MUTUAL FUND OPS PO BOX 3198 500 GRANT ST PITTSBURGH PA 15258-0000	75.60%
MACQUARIE HIGH YIELD BOND PORTFOLIO	DESERET MUTUAL BENEFIT ADMIN AS TRUSTEE FOR DESERET MUTUAL RETIREE MEDICAL & LIFE PL TR(EQUITY SUBST) 179 SOCIAL HALL AVE SUITE 100 SALT LAKE CITY UT 84111-1542	14.85%
MACQUARIE HIGH YIELD BOND PORTFOLIO	BANK OF STOCKTON WEALTH MANGEMENT GROUP 555 WEST BENJAMIN HOLT DRIVE BLDG A STOCKTON CA 952073888	7.61%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR	10.74%

	499 WASHINGTON BLVD JERSEY CITY NJ 07310
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.64%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.84%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.35%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.00%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	28.03%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23.82%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	21.74%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.79%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.31%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	21.20%

DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	20.53%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.87%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.97%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS I	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC RETIREMENT PLAN P.O. BOX 7876 FORT WAYNE IN 46801-7876	5.30%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	21.54%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS R	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	11.83%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS R	ASCENSUS TRUST COMPANY FBO QUEST CORPORATION P.O. BOX 10758 FARGO, ND 58106	7.11%
VOTING INFORMATION
How many votes are necessary to approve the Plan?
A 1940 Act Majority Vote, as defined herein, of the outstanding shares of each Acquired Fund is required to approve the Plan. Each Acquired Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Acquired Fund held at the close of business on March 31, 2021 (the Record Date).  If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

33-1/3% of an Acquired Fund’s shares present in person or represented by proxy and entitled to vote at the Meeting shall constitute a quorum. Under relevant state law and the Acquired Funds’ Agreement and Declaration of Trust, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting.  Thus, under the Acquired Funds’ Agreement and Declaration of Trust, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present, but will have the same effect as a vote against the Plan.  However, it is the Acquired Funds’ understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matters expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

How do I ensure my vote is accurately recorded?
Due to the coronavirus (COVID-19) outbreak and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted via audio teleconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of an Acquired Fund shares as of the Record Date, please email Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 25, 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Acquired Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 25, 2021  to register. Please include the Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to Di Costa Partners at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call Di Costa Partners at the phone number provided above.

If you do not expect to be present at the Meeting via audio teleconference and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the proposals. If your proxy is properly executed and returned and no choice is specified on the proxy card(s) with respect to the proposals, the proxy will be voted “FOR” the Plan for your Acquired Fund(s) and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting or adjournment of the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via audio teleconference and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via audio teleconference and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting via audio teleconference and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting via audio teleconference does not, in itself, revoke a proxy.

May I revoke my proxy?
Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via audio teleconference and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via audio teleconference and vote or legally appoint another proxy to vote on your behalf.

What other matters will be voted upon at the Meeting?
The Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement.  The Board is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Manager.

Who is entitled to vote?
Shareholders of record of each Acquired Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of shares of each Acquired Fund as of the Record Date:
How will proxies be solicited?
Di Costa Partners, a professional proxy solicitation firm (the Solicitor), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $2,000, plus expenses.  The Acquired Funds expect that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain Acquired Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Acquired Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Acquired Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement.  The Solicitor representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.
The Acquired Funds will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Acquired Funds may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of the Acquired Funds or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.
The Acquired Funds expect that, before the Meeting, broker-dealer firms holding shares of an Acquired Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Acquired Funds understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.
Are there dissenters’ rights?
If the Reorganizations are approved at the Meeting, shareholders of the Acquired Funds will not have the right to dissent and obtain payment of the fair value of their shares because the Acquired Funds’ Agreement and Declaration of Trust and By-Laws do not provide for them. Shareholders of the Acquired Funds, however, will be able to redeem or exchange shares of the Acquired Funds at NAV until the Closing Date of the Reorganizations.  After the Reorganizations, shareholders may redeem the Acquiring Fund shares.
MORE INFORMATION ABOUT THE FUNDS
Service Providers.  The Funds use the same service providers as described below:

•
Transfer Agent: Delaware Investments® Fund Services Company (DIFSC), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Series’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie.

•	Subtransfer Agent: BNY Mellon Investment Servicing (US) Inc. (BNYMIS) provides subtransfer agency services to the Funds.
•
Fund Accountants: The Bank of New York Mellon (BNY Mellon), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data.

•
Custodian: BNY Mellon is the custodian of each Fund’s securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities.

•	Legal Counsel: Stradley Ronon Stevens & Young, LLP serves as the Trusts’ legal counsel.
•	Independent Registered Public Accountants: PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for each Trust.
•	Securities Lending Agent: BNY Mellon serves as the Funds’ securities lending agent.

For a more detailed description of the Funds’ services providers, see the Funds’ Prospectuses and SAIs.

Additional Information.

The following information about the Acquiring Funds and Acquired Funds is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement: (i) the Acquired Funds’ Prospectus dated February 26, 2021 (File No. 033-40991) and (ii) the SAI dated [May 10], 2021 (relating to this Prospectus/Proxy Statement), which have been filed with the SEC.

More information about the Acquiring Funds is included in: (i) Delaware Diversified Income Fund’s Prospectus dated Feb. 26, 2021; (ii) Delaware Diversified Income Fund’s Prospectus SAI dated Feb. 26, 2021, relating to the Acquiring Fund’s Prospectus; (iii) Delaware Diversified Income Fund’s Annual Report to Shareholders for the fiscal year ended Oct. 31, 2020; (iv) Delaware Diversified Income Fund’s Semiannual Report to Shareholders for the period ended April 30, 2020; (v) Delaware High-Yield Opportunities Fund’s Prospectus dated Nov. 27, 2020, as amended and restated [April 19], 2021; (vi) Delaware High-Yield Opportunities Fund’s Prospectus SAI dated Nov. 27, 2020, as amended and restated [April 19], 2021 relating to the Acquiring Fund’s Prospectus; (vii) Delaware High-Yield Opportunities Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2020; (viii) Delaware High-Yield Opportunities Fund’s Semiannual Report to Shareholders for the period ended Jan. 31, 2021. More information about the Acquired Funds is included in:  (i) the Acquired Funds’ SAI dated Feb. 26, 2021, related to the Acquired Funds Prospectus; (ii) the Acquired Funds’ Annual Report to

Shareholders for the fiscal year ended Oct. 31, 2020; and (iii) the Acquired Funds’ Semiannual Report to Shareholders for the period ended April 30, 2020.

You may request free copies of the Statements of Additional Information (including any supplements), the Prospectuses, the Annual Reports and/or Semiannual Reports, which have been or will be filed with the SEC through our website at delawarefunds.com/literature; by writing or calling your financial advisor or by calling     toll-free at 800 523-1918.

This Prospectus/Proxy Statement, which constitutes part of a Registration Statement on Form N-14 filed by the Acquiring Funds with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statements.  Reference is hereby made to the Registration Statements and to the exhibits and amendments thereto for further information with respect to the Acquiring Funds and the shares they offer.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, proxy and information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C.  20549 (call (202)-551-8090 for hours of operation) and regional offices of the SEC. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

EXHIBITS TO
PROSPECTUS/PROXY STATEMENT
Exhibit

A	Form of Agreement and Plan of Reorganization
B	Financial Highlights

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [__] day of [_______], 2021 by and among (i) each of the Delaware Funds by Macquarie open-end registered investment companies identified as a Target Entity on Exhibit A hereto (each a “Target Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each a “Target Fund”); (ii) each of the Delaware Funds by Macquarie open-end registered investment companies identified as an Acquiring Entity on Exhibit A hereto (each an “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund”); and (iii) Delaware Management Company, a series of Macquarie Investment Management Business Trust (“DMC”), with respect to Section 9.1 only.
WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.2) of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund identified on Exhibit A of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”);
WHEREAS, each Target Entity and each Acquiring Entity is an open-end, registered investment company of the management type; and
WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.	DESCRIPTION OF THE REORGANIZATIONS
1.1. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement.  If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.
1.2. Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the other, each Target Entity and its corresponding Acquiring Entity agree to take the following steps with respect to their Reorganization(s), the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.
(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 3.1 (collectively, “Assets”), but excluding any assets set forth in Schedule 1.2(b) (collectively, “Excluded Assets”).  For the avoidance of doubt, any Excluded Assets shall remain the property of the Target Fund and the Acquiring Fund shall have no rights thereunder.
(c) The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to each Target Fund separately, “Liabilities”).  If prior to the Closing Date the Acquiring Entity identifies a liability that the Acquiring Entity and the Target Entity mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Entity and the Target Entity at Closing and attached to this Agreement as Schedule 1.2(c) (the “Excluded Liabilities”).  The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”
(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law.  Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring

Fund’s shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class.  The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date in accordance with the Valuation Time in Section 2.1(a).  At the Closing, any outstanding certificates representing shares of a Target Fund will be cancelled.  The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.
(e) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.
(f) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.
(g) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.
2.	VALUATION
2.1. With respect to each Reorganization:
(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date using the valuation methodologies set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees (“Valuation Time”).  On the Closing Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 pm (Eastern time) on the Closing Date, or as soon as practicable thereafter.
(b) The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of such class of the Acquiring Fund as of the close of business on the Closing Date.
(c) The number of shares of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall be determined by dividing the value of the Net Assets of the Target Fund attributable to each class of Target Fund shares by the net asset value per share of the corresponding share class of the Acquiring Fund.  All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.
(d) All computations of value shall be made by the Target Fund’s and the Acquiring Fund’s designated recordkeeping agent using the valuation procedures described in this Section 2.
3.	CLOSING AND CLOSING DATE
3.1. Each Reorganization shall close on the date identified on Exhibit A or such other date as the parties may mutually agree with respect to any or all Reorganizations (the “Closing Date”).  All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 pm Eastern time or the finalization of the applicable Target Fund’s and Acquiring Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”).  The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.
3.2. With respect to each Reorganization:
(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred, presented and delivered by the Target Fund as of the Closing Time or as soon as practicable thereafter to the Acquiring Fund by directing that the Target Fund’s custodian (the “Custodian”) transfer and deliver them from the account of the Target Fund (the “Target Account”) to an account of the Acquiring Fund at the Custodian (the “Acquiring Account”) duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof.  The Target Fund shall direct the Custodian to transfer and deliver to the Acquiring Account as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held.  The cash to be transferred by the Target Fund shall be transferred from the Target Account to the Acquiring Account by wire transfer of federal funds or other appropriate means on the Closing Date.  If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its Custodian, such as brokers’ confirmation slips.
(b) The Target Entity shall direct the Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made.  At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the Custodian to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.
(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall instruct its transfer agent (the “Target Transfer Agent”) to provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary).  The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.
(d) The Target Entity shall direct the Target Transfer Agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
(e) In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.
4.	REPRESENTATIONS AND WARRANTIES
4.1. With respect to each Reorganization, the applicable Target Entity, on behalf of the Target Fund, represents and warrants to the corresponding Acquiring Entity and Acquiring Fund as follows:

(a) The Target Entity is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder, and the Target Fund is a duly established and designated separate series of the Target Entity;
(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect and will be in full force and effect on the Closing Date, and, to the knowledge of the Target Fund, no action or proceeding to revoke or suspend such registrations is pending, or threatened.  All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;
(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date.  No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;
(d) Except as disclosed to the Acquiring Entity, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and, to the knowledge of the Target Fund, each prospectus and statement of additional information and shareholder reports of the Target Fund (including its predecessor fund, if any) used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;
(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, (i) the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, not disclosed and reflected in the value thereof, and (ii) upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to only those restrictions on the full transfer thereof when held by the Acquiring Fund as when they were held by the Target Fund (including, without limitation, such restrictions as might arise under the 1933 Act), free of adverse claims not otherwise disclosed and reflected in the value thereof (including, without limitation, assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures and options positions, subject to such segregation and liens that apply to such Assets);
(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;
(h) Except as set forth on Schedule 4.1(h), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund or Target Entity, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement.
(i) The financial statements of the Target Fund (including its predecessor fund, if any) for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A.  To the knowledge of the Target Fund (including its predecessor fund, if any), such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(j) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;
(k) On the Closing Date, all federal and other material Tax Returns (as defined below) of the Target Fund (including its predecessor fund, if any) required by law to have been filed by such date (taking into account any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Target Fund’s knowledge, no such Return is currently under audit and no such audit has been threatened by any Federal, state, local or foreign Tax authority; no assessment has been asserted or proposed with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Tax Returns); and adequate provision has been made in the financial statements of the Target Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements.  To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction.  The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.  As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax.  “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(l) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code.  The Target Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date.  The Target Fund (including its predecessor fund, if any) has been eligible to compute its federal income tax under Section 852 of the Code.  The Target Fund (including its predecessor fund, if any) has paid or made provision for the payment of any tax liability under Sections 852 or 4982 of the Code for any period ended on before the Closing Date.  The Target Fund (including its predecessor fund, if any) has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to it.  The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder.  In order to (i) ensure continued qualification of the Target Fund for treatment as a “regulated investment company” for tax purposes and (ii) eliminate any tax liability of the Target Fund arising by reason of undistributed investment company taxable income or net capital gain, the Target Fund, will declare on or prior to the Valuation Time on the Closing Date to the shareholders of the Target Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date;
(m)          All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights.  In every state where offered or sold, such offers and sales by the Target Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(n) The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein.  The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to any obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;
(p) The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(q) The Target Fund has no unamortized or unpaid organizational fees or expenses;
(r) The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(s) The Target Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date (including as a result of the transactions contemplated in this Agreement); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date; and

(t) The Target Fund has no actual or potential material liability for any Tax obligation of any taxpayer other than itself.  The Target Fund (including its predecessor fund, if any) is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns except as disclosed on Schedule 4.1(t) with respect to certain state Tax Returns.  The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the primary purpose of which do not relate to Taxes).

4.2. With respect to each Reorganization, the applicable Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the corresponding Target Entity and Target Fund as follows:
(a) The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder;
(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;
(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date.  No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;
(d) The registration statement on Form N-14 (the “N-14 Registration Statement”) and any other prospectus and/or statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e) The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquiring Fund’s prospectus and statement of additional information;
(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;
(g) Except as set forth on Schedule 4.2(g), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement;
(h) The financial statements of the Acquiring Fund (including its predecessor fund, if any) for the Acquiring Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Acquiring Fund’s prospectus or statement of additional information included in the Acquiring

Fund’s registration statement on Form N-1A.  To the knowledge of the Acquiring Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(i) Since the last day of the Acquiring Fund’s (including its predecessor fund, if any) most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;
(j) On the Closing Date, all material Tax Returns of the Acquiring Fund (including its predecessor fund, if any)  required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the financial statements of the Acquiring Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements;
(k) The Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code.  The Acquiring Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and has satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date.  The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;
(l) All issued and outstanding Acquiring Fund shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(m)        The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein.  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(n) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;
(o) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;
(p) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
4.3. With respect to each Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represent and warrant as follows:
(a) For federal income tax purposes, the fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;
(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;
(c) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

5.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND
5.1. With respect to each Reorganization:
(a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.
(b) If required by the 1940 Act or other applicable law, the Target Entity will call a meeting of the shareholders of the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein.
(c) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than to the Target Fund’s shareholders in accordance with the terms of this Agreement.
(d) The Target Entity, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.
(e) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(f) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.2(d) hereof.
(g) If reasonably requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.
(h) The Acquiring Fund and the Target Fund shall each use their best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.
(i) It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code.  None of the parties to a Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.
(j) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.
(k) The Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund (including its predecessor fund, if any) for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal or Tax opinions.
(l) The limited contingent deferred sales charge (“CDSC”) applicable to Class A of the Acquiring Fund issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class A shares of the Target Fund and, for purposes of calculating the CDSC, recipients of such Class A shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a) All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;
(b) The Acquiring Entity shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement; and
(c) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
7.1. With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;
(b) The Target Entity shall have delivered to the Acquiring Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) If requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets, a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date (iv) the FIN 48 Workpapers, (v) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (vi) a statement of earnings and profits as provided in Section 5.1(f);
(d) The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Time;
(e) The Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, each duly executed by an authorized officer of the Custodian, an authorized officer of the Target Transfer Agent or the Treasurer of the Target Entity, as applicable;
(f) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;
(g) The Target Fund shall have declared and paid or cause to be paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date.
(h) The Target Entity, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Entity such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;
(i) The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; and (ii) a certificate of an authorized signatory from the Custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received;
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND
With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1. The Agreement and transactions contemplated herein shall have been approved by the board of trustees of each of the Target Entity and Acquiring Entity.  Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;
8.2. If required by the 1940 Act or other applicable law, this Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of a Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;
8.3. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, or the transactions contemplated herein;
8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.5. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and
8.6. The Target Entity (on behalf of each Target Fund) and the Acquiring Entity (on behalf of each Acquiring Fund) shall have received on or before the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6.  In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates.  Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein.  Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code.  Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6.
9.	EXPENSES
9.1. With respect to each Reorganization, the applicable Target Fund, its corresponding Acquiring Fund and DMC will each pay one-third of the costs associated with such Reorganization.
10.	FINAL TAX RETURNS AND FORMS 1099 OF THE TARGET FUND
10.1. After the Closing Date, except as otherwise agreed to by the parties, the Target Entity shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Target Entity with respect to each Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS
11.1. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.
12.	TERMINATION
 This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations by mutual agreement of the parties.

13.	AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY
14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.
14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of each Acquiring Fund and Target Fund.
Delaware Group Equity Funds IV	Delaware Group Adviser Funds
Delaware Pooled Trust,	Delaware Group Equity Funds V
each on behalf of its respective series	Delaware Group Global & International
identified on Exhibit A hereto	Funds
Delaware Group Government Fund
By:	Delaware Group Income Funds,
Name:	each on behalf of its respective series
Title:	identified on Exhibit A hereto

By:
Name:
Title:

With respect to Section 9.1 only, Delaware
Management Company, a series of
Macquarie Investment Management Business
Trust

By:
Name:
Title:

EXHIBIT A

CHART OF REORGANIZATIONS

TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	CLOSING DATE

Delaware Special Situations Fund, a series of Delaware Group Equity Funds IV	Delaware Small Cap Value Fund, a series of Delaware Group Equity Funds V
Class A	Class A
Class R6	Class R6
Institutional	Institutional Class

Delaware International Fund, a series of Delaware Group Equity Funds IV	Delaware International Value Equity Fund, a series of Delaware Group Global & International Funds
Class A	Class A
Class R6	Class R6
Institutional	Institutional Class

Delaware Investment Grade Fund, a series of Delaware Group Equity Funds IV	Delaware Corporate Bond Fund, a series of Delaware Group Income Funds
Class A	Class A
Class R6	Class R6
Institutional	Institutional Class

Delaware Fund for Income, a series of Delaware Group Equity Funds IV	Delaware High-Yield Opportunities Fund, a series of Delaware Group Income Funds
Class A	Class A
Class R6	Class R6
Institutional	Institutional Class

Macquarie Core Plus Bond Portfolio, a series of Delaware Pooled Trust	Delaware Diversified Income Fund, a series of Delaware Group Adviser Funds
Portfolio Shares	Class R6

Macquarie High Yield Bond Portfolio, a series of Delaware Pooled Trust	Delaware High-Yield Opportunities Fund, a series of Delaware Group Income Funds
Portfolio Shares	Class R6

Schedule 1.2(b)
Excluded Assets

[None]

Schedule 1.2(c)
Excluded Liabilities

[None]

Schedule 4.1(h)
Target Fund Litigation, Administrative Proceedings and Investigations

[None]

Schedule 4.1(t)
Target Fund Tax Returns
[None]

Schedule 4.2(g)
Acquiring Fund Litigation, Administrative Proceedings and Investigations
[None]

Schedule 8.6
Tax Opinions

(i)  The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
(ii)                                   No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.
(iii)     No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.
(iv)         No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.
(v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.
(vi)           The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.
(vii)         No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.
(viii)        The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(ix)           The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.
The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years.  Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).  The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in each Fund’s annual report, which is available upon request by calling 800 523-1918. Delaware High-Yield Opportunities Fund Class R6 shares have not commenced operations and, therefore, are not included in the financial highlights.

Financial highlights
Macquarie Core Plus Bond Portfolio
Portfolio Class shares	10/31/20	10/31/19	10/31/18	10/31/17	Year ended 10/31/16
Net asset value, beginning of period	$10.74	$9.87	$10.41	$10.42	$10.29
Income (loss) from investment operations:
Net investment income[1]	0.28	0.33	0.32	0.32	0.22
Net realized and unrealized gain (loss)	0.51	0.83	(0.55)	(0.06)	0.14
Total from investment operations	0.79	1.16	(0.23)	0.26	0.36
Less dividends and distributions from:
Net investment income	(0.50)	(0.29)	(0.31)	(0.27)	(0.23)
Return of capital	(0.20)	—	—	—	—[2]
Total dividends and distributions	(0.70)	(0.29)	(0.31)	(0.27)	(0.23)
Net asset value, end of period	$10.83	$10.74	$9.87	$10.41	$10.42
Total return[3]	7.92%	12.12%[4]	(2.29%)	2.60%	3.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$150,013	$164,796	$220,051	$168,242	$133,265
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to fees waived[5]	0.62%	0.59%	0.58%	0.60%	0.60%
Ratio of net investment income to average net assets	2.71%	3.19%	3.22%	3.08%	2.12%
Ratio of net investment income to average net assets prior to fees waived	2.54%	3.05%	3.09%	2.93%	1.97%
Portfolio turnover	108%	177%	171%	162%	310%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended Oct. 31, 2016, net realized gain distributions of $51,289 were made by the Portfolio, which calculated to an amount of $(0.004) per share.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.08% lower. [See Note 13 in “Notes to financial statements.”]
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

Financial highlights
Delaware Diversified Income Fund
	Year ended
Class R6 shares	10/31/20	10/31/19	10/31/18	10/31/17	5/2/16[1] to 10/31/16
Net asset value, beginning of period	$8.86	$8.20	$8.74	$8.81	$8.75
Income (loss) from investment operations:
Net investment income[2]	0.25	0.30	0.31	0.31	0.12
Net realized and unrealized gain (loss)	0.41	0.68	(0.51)	(0.04)	0.08
Total from investment operations	0.66	0.98	(0.20)	0.27	0.20
Less dividends and distributions from:
Net investment income	(0.29)	(0.30)	(0.28)	(0.34)	(0.13)
Return of capital	—	(0.02)	(0.06)	—[3]	(0.01)
Total dividends and distributions	(0.29)	(0.32)	(0.34)	(0.34)	(0.14)
Net asset value, end of period	$9.23	$8.86	$8.20	$8.74	$8.81
Total return[4]	7.61%[5]	12.18%[5,6]	(2.33%)[5]	3.14%	2.50%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,057	$23,584	$17,835	$12,935	$2
Ratio of expenses to average net assets[7]	0.36%	0.36%	0.44%	0.55%	0.55%
Ratio of expenses to average net assets prior to fees waived[7]	0.53%	0.54%	0.54%	0.55%	0.55%
Ratio of net investment income to average net assets	2.80%	3.50%	3.70%	3.57%	2.75%
Ratio of net investment income to average net assets prior to fees waived	2.63%	3.32%	3.60%	3.57%	2.75%
Portfolio turnover	112%	167%	122%	125%	240%[8]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding have been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. [See Note 13 in “Notes to financial statements.”]
[7]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[8]	Portfolio turnover is representative of the Fund for the entire year.

Financial highlights
Macquarie High Yield Bond Portfolio
Portfolio Class shares	10/31/20	10/31/19	10/31/18	10/31/17	Year ended 10/31/16
Net asset value, beginning of period	$7.53	$7.46	$8.09	$7.88	$7.78
Income (loss) from investment operations:
Net investment income[1]	0.37	0.40	0.42	0.43	0.45
Net realized and unrealized gain (loss)	(0.05)	0.18	(0.48)	0.23	0.02
Total from investment operations	0.32	0.58	(0.06)	0.66	0.47
Less dividends and distributions from:
Net investment income	(0.39)	(0.51)	(0.57)	(0.45)	(0.37)
Return of capital	—	—	—	—	—
Total dividends and distributions	(0.39)	(0.51)	(0.57)	(0.45)	(0.37)
Net asset value, end of period	$7.46	$7.53	$7.46	$8.09	$7.88
Total return[2]	4.38%[3]	8.60%[3,4]	(0.77%)[3]	8.88%[3]	6.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81,814	$99,394	$77,736	$113,273	$242,300
Ratio of expenses to average net assets[5]	0.59%	0.59%	0.59%	0.57%	0.55%
Ratio of expenses to average net assets prior to fees waived[5]	0.64%	0.65%	0.62%	0.58%	0.55%
Ratio of net investment income to average net assets	5.07%	5.49%	5.49%	5.58%	6.10%
Ratio of net investment income to average net assets prior to fees waived	5.02%	5.43%	5.46%	5.57%	6.10%
Portfolio turnover	127%	82%	112%	99%	119%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total Return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower. [See Note 13 in “Notes to financial statements.”]
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

PART B
STATEMENT OF ADDITIONAL INFORMATION
 Dated [May 10], 2021

Acquisition of the Assets of:
MACQUARIE CORE PLUS BOND PORTFOLIO (a series of Delaware Pooled® Trust)
By and in exchange for shares of:
DELAWARE DIVERSIFIED INCOME FUND (a series of Delaware Group® Adviser Funds)

Acquisition of the Assets of:
MACQUARIE HIGH YIELD BOND PORTFOLIO (a series of Delaware Pooled Trust)
By and in exchange for shares of:
DELAWARE HIGH-YIELD OPPORTUNITIES FUND (a series of Delaware Group® Income Funds)

Delaware Funds® by Macquarie
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated [May 10], 2021 (the “Prospectus/Proxy Statement”) relating to the reorganizations (each, a “Reorganization” and collectively, the “Reorganizations”) of each Fund identified below under the heading “Acquired Funds”, each a series of Delaware Pooled Trust (each, an “Acquired Fund” and collectively, the “Acquired Funds”), into the corresponding series identified below under the heading “Acquiring Funds”, each a series of Delaware Group Adviser Funds or Delaware  Group Income Funds (each, an “Acquiring Fund,” and collectively, the “Acquiring Funds”).

Acquired Funds	Acquiring Funds
Macquarie Core Plus Bond Portfolio, a series of Delaware Pooled Trust	Delaware Diversified Income Fund, a series of Delaware Group Adviser Funds
Macquarie High Yield Bond Portfolio, a series of Delaware Pooled Trust	Delaware High-Yield Opportunities Fund, a series of Delaware Group Income Funds

The Prospectus/Proxy Statement relating to the above referenced matter may be obtained without charge from Delaware Pooled Trust, on behalf of Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio, by calling the telephone number above or by writing to Delaware Pooled Trust at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354; or from Delaware Group Adviser Funds, on behalf of Delaware Diversified Income Fund; or Delaware Group Income Funds on behalf of Delaware High-Yield Opportunities Fund, by calling the telephone number above or by writing to Delaware Group Adviser Funds or Delaware Group Income Funds at: P.O. Box 9876 Providence, RI 02940-8076 (regular mail) or 4400 Computer Drive Westborough, MA 01581-1722 (overnight courier service).

1

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

GENERAL INFORMATION	3

INCORPORATION OF DOCUMENTS BY REFERENCE	3

PRO FORMA FINANCIAL INFORMATION	6

2

GENERAL INFORMATION
The Board of Trustees (“Board”) of each of Delaware Pooled Trust, Delaware Group Adviser Funds, and Delaware Group Income Funds reviewed and approved an Agreement and Plan of Reorganization (a “Plan”) that provides for the Reorganization of each Acquired Fund with and into the corresponding Acquiring Fund. The Boards determined that each Reorganization is in the best interests of the related Acquired Fund and Acquiring Fund and that the interests of shareholders of each Acquiring Fund will not be diluted as a result of the Reorganization.
Each Acquired Fund is a series of Delaware Pooled Trust (the “Acquired Trust”) and each Acquiring Fund is a series of a corresponding Acquiring Trust (each, an “Acquiring Trust” and collectively, the “Acquiring Trusts”).
Pursuant to the Plan, the reorganization of each Acquired Fund listed below into the corresponding Acquiring Fund will consist of: (i) the acquisition by each Acquiring Trust, on behalf of an Acquiring Fund, of all of the property, assets and goodwill of the corresponding Acquired Fund in exchange solely for shares of beneficial interest, with no par value, of Class R6 shares of the corresponding Acquiring Fund; (ii) the assumption by each Acquiring Trust, on behalf of an Acquiring Fund, of the liabilities of the applicable Acquired Fund as set forth in the Plan; (iii) the distribution of Class R6 shares of each Acquiring Fund to the shareholders of the applicable Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing, all upon and subject to the terms and conditions of the Plan.

Acquired Funds	Acquiring Funds
Macquarie Core Plus Bond Portfolio, a series of Delaware Pooled Trust	Delaware Diversified Income Fund, a series of Delaware Group Adviser Funds
Macquarie High Yield Bond Portfolio, a series of Delaware Pooled Trust	Delaware High-Yield Opportunities Fund, a series of Delaware Group Income Funds
Further information is included in the Prospectus/Proxy Statement and in the documents, listed below, that are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE

This SAI, relating specifically to the Reorganizations consists of this document and the following described documents, each of which is incorporated by reference herein:

ACQUIRED FUNDS

•
Statement of Additional Information dated February 26, 2021 for Delaware Pooled Trust, with respect to Macquarie Core Plus Bond Portfolio (filed via EDGAR on February 25, 2021, Accession No. 0001145443-21-000173).

•
The audited financial statements and related report of the independent public accounting firm included in the Delaware Pooled Trust Report to Shareholders for the fiscal year ended October 31, 2020, with respect to Macquarie Core Plus Bond Portfolio (filed via EDGAR on January 7, 2021, Accession No. 0001206774-21-000037).

•
Statement of Additional Information dated February 26, 2021 for Delaware Pooled Trust, with respect to Macquarie High Yield Bond Portfolio (filed via EDGAR on February 25, 2021, Accession No. 0001145443-21-000173).

3

•
The audited financial statements and related report of the independent public accounting firm included in the Delaware Pooled Trust Report to Shareholders for the fiscal year ended October 31, 2020, with respect to Macquarie Core Plus Bond Portfolio (filed via EDGAR on January 7, 2021, Accession No. 0001206774-21-000037).

ACQUIRING FUNDS

•
Statement of Additional Information dated February 26, 2021 for Delaware Group Adviser Funds, with respect to Delaware Diversified Income Fund (filed via EDGAR on February 25, 2021, Accession No. 0001145443-21-000171).

•
The audited financial statements and related report of the independent public accounting firm included in the Delaware Group Adviser Funds Annual Report to Shareholders for the fiscal year ended October 31, 2020, with respect to Delaware Diversified Income Fund (filed via EDGAR on January 7, 2021, Accession No. 0001206774-21-000039).

•	Statement of Additional Information dated April 19, 2021 for Delaware Group Income Funds, with respect to Delaware High-Yield Opportunities Fund (filed via EDGAR on April 12, 2021).
•
The audited financial statements and related report of the independent public accounting firm included in the Delaware Group Income Funds Annual Report to Shareholders for the fiscal year ended July 31, 2020, with respect to Delaware High-Yield Opportunities Fund (filed via EDGAR on October 7, 2020, Accession No. 0001206774-20-002849).

PRO FORMA FINANCIAL INFORMATION
The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if all of the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding each Acquired Fund and Acquiring Fund, each as identified below.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Funds and Acquiring Funds, which are available in their respective annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganizations
The unaudited pro forma information has been prepared to give effect to the proposed Reorganizations of each of the Acquired Funds into the corresponding Acquiring Fund pursuant to a Plan as of the beginning of the periods as indicated below in the table.

Acquired Funds	12 Month Period Ended	Acquiring Funds	12 Month Period Ended
Macquarie Core Plus Bond Portfolio, a series of Delaware Pooled Trust	October 31, 2020	Delaware Diversified Income Fund, a series of Delaware Group Adviser Funds	October 31, 2020
Macquarie High Yield Bond Portfolio, a series of Delaware Pooled Trust	October 31, 2020	Delaware High-Yield Opportunities Fund, a series of Delaware Group Income Funds	January 31, 2021

Basis of Pro Forma
Each Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by any Acquiring Fund or its shareholders as a result of the Reorganizations. The Acquired Funds and Acquiring Funds are series of the registered open-end management investment companies identified above that each issue shares in separate series.  Each
4

Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities by an Acquiring Fund in exchange for Class R6 shares of the Acquiring Fund and the distribution of such shares to Acquired Fund shareholders. The table below shows the class and shares that Acquired Fund shareholders would have received if the Reorganization were to have taken place on the period ended dates in Note 1.

Acquired Fund Share Class	Acquired Fund Shares Exchanged	Acquiring Fund Share Class
Portfolio Class of Macquarie Core Plus Bond Portfolio	14,768,960	Class R6 of Delaware Diversified Income Fund
Portfolio Class of Macquarie High Yield Bond Portfolio	8,158,423	Class R6 of Delaware High-Yield Opportunities Fund

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Funds, and the results of operations of each Acquiring Fund for pre-Reorganization periods will not be restated.  [All securities held by an Acquired Fund comply with investment objectives, strategies and restrictions of the corresponding Acquiring Fund at period ended date in Note 1.]

Note 2 — Net Assets
The table below shows the net assets of the Acquired Funds and Acquiring Funds and Pro Forma combined net assets, assuming all Reorganizations are completed, as of the dates indicated.

Portfolio	Net Assets	As-of Date
Macquarie Core Plus Bond Portfolio (Acquired Fund)	$154,098,357	12/31/2020
Delaware Diversified Income Fund (Acquiring Fund)	$3,743,002,734	12/31/2020
Delaware Diversified Income Fund (Pro Forma Combined)	$3,897,101,090	12/31/2020

Portfolio	Net Assets	As-of Date
Macquarie High Yield Bond Portfolio (Acquired Fund)	$58,215,384	12/31/2020
Delaware High-Yield Opportunities Fund (Acquiring Fund)	$172,263,662	12/31/2020
Delaware High-Yield Opportunities Fund (Pro Forma Combined)	$230,479,046	12/31/2020

Pro Forma combined net assets have been adjusted for expenses expected to be incurred in connection with the Reorganization.

Note 3 — Pro Forma Adjustments
For all Funds, except Delaware High-Yield Opportunities Fund, the table below reflects adjustments to expenses for  the Fund’s respective fiscal year end  noted above in the chart to Note 1 needed for the pro forma combined portfolio for each of the Reorganizations as if the Reorganization had taken place on the first day of such fiscal year. For Delaware High-Yield Opportunities Fund, the table below reflects adjustments to expenses for the 12-month period ended January 31, 2021 needed for the pro forma combined portfolio for such Reorganization as if the Reorganization had taken place on the first day of the 12-month period ended January 31, 2021. The pro forma information has been derived from the books and records used in calculating daily net asset values of each Acquired Fund and Acquiring Fund and has
5

been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Increase (decrease)
Expense Category	in expense
Macquarie Core Plus Bond Portfolio/Delaware Diversified Income Fund
Management Fee	($7,214)
Custodian Fees	($9,737)
Accounting and Administration expenses	($41,000)
Reports to Shareholders	($5,369)
Registration Fees	($17,751)
Audit and Tax	($45,695)
Other	($56,777)
Less expenses absorbed or waived	$58,812
Distribution expenses - Class A	$85

Increase (decrease)
Expense Category	in expense
Macquarie High Yield Bond Portfolio/Delaware High-Yield Opportunities Fund
Management Fee	$87,848
Custodian Fees	(7,472)
Accounting and Administration expenses	(78,000)
Reports to Shareholders	(9,830)
Registration Fees	(106,551)
Audit and Tax	(88,350)
Other	(50,141)
Less expenses absorbed or waived	($608,715)
Distribution expenses - Class A	($820)

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code.

Note 4 — Reorganization Costs
The Reorganizations, including additional related reorganizations in the Delaware Funds by Macquarie fund family, are expected to cost approximately $387,000, which is to be paid as follows: 1/3 by Delaware Management Company, 1/3 by the Acquiring Funds, and 1/3 by the Acquired Funds. These costs represent the estimated non-recurring expense of each Fund carrying out its obligations under the Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the proposed Reorganizations.

Note 5 — Accounting Survivor
6

The Acquiring Funds will each be the accounting survivor.  After the Reorganizations, the Acquiring Funds will continue to have the current portfolio management teams, portfolio composition strategy, expense structure and policies/restrictions of the Acquiring Funds currently.

Note 6 — Capital Loss Carryforward

ACQUIRED FUNDS:
At Oct. 31, 2020, capital loss carryforwards available to offset future realized capital gains, are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Macquarie High Yield Bond Portfolio	$7,115,426	$10,902,187	$18,017,613

At Oct. 31, 2020, there were no capital loss carryforwards for Macquarie Core Plus Bond Portfolio.

ACQUIRING FUNDS:

At July 31, 2020, for Delaware High-Yield Opportunities Fund, capital loss carryforwards available to offset future realized capital gains were as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware High-Yield Opportunities Fund	$28,540,886	$40,448,617	$68,989,503

At Oct. 31, 2020, there were no capital loss carryforwards for Delaware Diversified Income Fund.

7

PART C
(Delaware Group® Adviser Funds)
N-14
OTHER INFORMATION
Item 15.
Indemnification.  Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-146274) filed September 24, 2007.  Article VI of the Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February  25, 2016.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

Item 16.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed registration statements on Form N-1A indicated below, except as noted:
	(1)	Copies of the charter of the Registrant as now in effect;
(a) Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 12 filed November 22, 1999.
(i)
Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-146274 filed September 24, 2007.

(ii) Executed Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 30, 2009.
(iii) Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 30, 2009.
(iv) Executed Certificate of Amendment (May 21, 2015) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 25, 2016.
(2) Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 12 filed November 22, 1999.
	(2)	Copies of the existing By-Laws or corresponding instruments of the Registrant;
(a) Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 53 February 25, 2016.
	(3)	Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the Registrant;
Not applicable.
	(4)	Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

(a) Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to the Prospectus/Proxy Statement.
(5)
Copies of all instruments defining the rights of holders of the securities being registered, including copies, where applicable, of the relevant portion of the articles of incorporation or by-laws of the Registrant;

None other than those contained in Exhibits (1) and (2).
(6)	Copies of all investment advisory contracts relating to the management of the assets of the Registrant;
(a)
Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 30 filed February 26, 2010.

(i) Executed Amendment No. 3 (December 31, 2013) to Exhibit A of the Investment Management Agreement incorporated into this filing by reference to Post-Effective Amendment No. 49 filed February 28, 2014.
(b)
Executed Sub-Advisory Agreement (June 1, 2016) between Jackson Square Partners, LLC and Delaware Management Company (a series of Macquarie Investment Management Business Trust, formerly, Delaware Management Business Trust) relating to Delaware U.S. Growth Fund incorporated into this filing by reference to Post-Effective Amendment No. 57 filed February 28, 2017.

(c)
Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 64 filed February 28, 2020.

(i)
Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 64 filed February 28, 2020.

(d)
Executed Investment Advisory Expense Limitation Letter (February 19, 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 66 filed February 25, 2021.

(7)	Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;
(a) Distribution Agreements.
(i)
Executed Amended and Restated Distribution Agreement (February 25, 2016) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 57 filed February 28, 2017.

(b) Form of Dealer’s Agreement incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2019.

	(c)	Form of Registered Investment Advisers Agreement incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2019.
	(d)	Form of Bank/Trust Agreement incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2019.
(8)
Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

Not applicable.
(9)
Copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), for securities and similar investments of the Registrant, including the schedule of remuneration;

(a)
Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 28 filed February 27, 2009.

		(i)	Executed Amendment (January 1, 2014) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 51 filed February 27, 2015.
		(ii)	Executed Amendment No. 2 (July 1, 2017) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 59 filed February 28, 2018.
(b)
Executed Securities Lending Authorization Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 333-146274) filed February 20, 2008.

		(i)	Executed Amendment (September 22, 2009) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 32 filed February 28, 2011.
		(ii)	Executed Amendment No. 2 (January 1, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 30 filed February 26, 2010.
(10)
Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant’s trustees describing any action taken to revoke the plan;

	(a)	Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed December 28, 2001.
	(b)	Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed December 28, 2001.

(c)	Plan under Rule 12b-1 for Class R (May 15, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 25 filed February 22, 2006.
(d)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (November 18, 2020) incorporated into this filing by reference to Post-Effective Amendment No. 66 filed February 25, 2021.
(i) Updated Appendix A (December 31, 2020) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 incorporated into this filing by reference to Post-Effective Amendment No. 66 filed February 25, 2021.
(11)	An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable;
(a)	Opinion and Consent of Counsel (April 2021) relating to the Registrant attached as Exhibit No. EX-99.11.a.
(12)
An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

(a)	Opinion and Consent of Counsel regarding tax matters to be filed by Amendment.
(13)	Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;
(a)
Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 17 filed December 28, 2001.

(i)
Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to the Registration Statement Form on N-14 (333-109743) filed October 16, 2003.

(ii) Executed Amendment No. 3 (December 31, 2013) to Schedule A to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 49 filed February 28, 2014.
(iii) Executed Amended and Restated Schedule B (July 1, 2018) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2019.
(iv)
Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 51 filed February 27, 2015.

(b)
Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 49 filed February 28, 2014.

(i)
Executed Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 59 filed February 28, 2018.

(c)
Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 49 filed February 28, 2014.

(i)
Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 51 filed February 27, 2015.

(ii)
Executed Amendment No. 1 (September 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 59 filed February 28, 2018.

(14)	Copies of any other opinions, appraisals or rulings, and consents to their use relied on in preparing the registration statement and required by Section 7 of the 1933 Act;
	(a)	Consent of Independent Registered Public Accounting Firm (April 2021) relating to Delaware Group Adviser Funds attached as Exhibit No. EX-99.14.a.
	(b)	Consent of Independent Registered Public Accounting Firm (April 2021) relating to Delaware Group Income Funds attached as Exhibit No. EX-99.14.b.
	(c)	Consent of Independent Registered Public Accounting Firm (April 2021) relating to Delaware Pooled Trust attached as Exhibit No. EX-99.14.c.
(15)	All financial statements omitted pursuant to Item 14(a)(1);
Not applicable.
(16)	Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and
	(a)	Powers of Attorney (March 2021) attached as Exhibit No. EX-99.16.a.
(17)	Any additional exhibits which the Registrant may wish to file.
(a)
Code of Ethics for Macquarie Investment Management, Delaware Funds® by Macquarie and Optimum Fund Trust (September 8, 2020) incorporated into this filing by reference to Post-Effective Amendment No. 66 filed February 25, 2021.

	(b)	Code of Ethics for Jackson Square Partners, LLC (October 2014) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 25, 2016.
	(c)	Code of Ethics for Macquarie Investment Management Austria Kapitalanlage AG (August 2018) incorporated into this filing by reference to Post-Effective Amendment No. 64 filed February 28, 2020.
	(d)	Code of Ethics for Macquarie Investment Management Europe Limited (September 2017) incorporated into this filing by reference to Post-Effective Amendment No. 64 filed February 28, 2020.
	(e)	Code of Ethics for Macquarie Investment Management Global Limited (June 2016) incorporated into this filing by reference to Post-Effective Amendment No. 64 filed February 28, 2020.

Item 17.	Undertakings.
(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Philadelphia and Commonwealth of Pennsylvania, on this 9th day of April, 2021.

DELAWARE GROUP ADVISER FUNDS

By:	/s/ Richard Salus
Richard Salus Senior Vice President/Chief Financial Officer
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

Shawn K. Lytle	*	President/Chief Executive Officer	April 9, 2021
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	April 9, 2021
Jerome D. Abernathy

Thomas L. Bennett	*	Chair and Trustee	April 9, 2021
Thomas L. Bennett

Ann D. Borowiec	*	Trustee	April 9, 2021
Ann D. Borowiec

Joseph W. Chow	*	Trustee	April 9, 2021
Joseph W. Chow

John A. Fry	*	Trustee	April 9, 2021
John A. Fry

Frances A. Sevilla-Sacasa	*	Trustee	April 9, 2021
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	April 9, 2021

Thomas K. Whitford

Christianna Wood	*	Trustee	April 9, 2021
Christianna Wood

Janet L. Yeomans	*	Trustee	April 9, 2021
Janet L. Yeomans

/s/ Richard Salus		Senior Vice President/Chief Financial Officer	April 9, 2021
Richard Salus		(Principal Financial Officer)

*By: /s/ Richard Salus Richard Salus as Attorney-in-Fact for each of the persons indicated (Pursuant to Powers of Attorney filed herewith)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
EXHIBITS
TO
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware Group® Adviser Funds N-14)

Exhibit No.	Exhibit
EX-99.11.a	Opinion and Consent of Counsel (April 2021) relating to the Registrant
EX-99.14.a	Consent of Independent Registered Public Accounting Firm (April 2021) relating to Delaware Group Adviser Funds
EX-99.14.b	Consent of Independent Registered Public Accounting Firm (April 2021) relating to Delaware Group Income Funds
EX-99.14.c	Consent of Independent Registered Public Accounting Firm (April 2021) relating to Delaware Pooled Trust
EX-99.16.a	Powers of Attorney (March 2021)